EXHIBIT 4.1




                    THE MAY DEPARTMENT STORES COMPANY,
                                  Issuer


                    THE MAY DEPARTMENT STORES COMPANY,
                                 Guarantor



                                   AND
            J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION,
                                 Trustee





                                INDENTURE

                        Dated as of July 20, 2004



                        GUARANTEED DEBT SECURITIES



                     THE MAY DEPARTMENT STORES COMPANY
   Certain Sections of this Indenture relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939:

Trust Indenture
Act Section                                        Indenture Section

 310(a)(1)............................................6.09
    (a)(2)............................................6.09
    (a)(3)............................................Not Applicable
    (a)(4)............................................Not Applicable
       (b)............................................6.08
                                                      6.10
    311(a)............................................6.13
       (b)............................................6.13
    312(a)............................................7.01
                                                      7.02
       (b)............................................7.02
       (c)............................................7.02
    313(a)............................................7.03
       (b)............................................7.03
       (c)............................................7.03
       (d)............................................7.03
    314(a)............................................7.04
    (a)(4)............................................1.01
                                                      10.04
       (b)............................................Not Applicable
    (c)(1)............................................1.02
    (c)(2)............................................1.02
    (c)(3)............................................Not Applicable
       (d)............................................Not Applicable
       (e)............................................1.02
    315(a)............................................6.01
       (b)............................................6.02
       (c)............................................6.01
       (d)............................................6.01
       (e)............................................5.14
    316(a)............................................1.01
 (a)(1)(A)............................................5.02
                                                      5.12
 (a)(1)(B)............................................5.13
    (a)(2)............................................Not Applicable
       (b)............................................5.08
       (c)............................................1.04


                                      i


 317(a)(1)............................................5.03
    (a)(2)............................................5.04
       (b)............................................10.03
    318(a)............................................1.07


                                     ii


                             TABLE OF CONTENTS

                                                               Page

                                ARTICLE 1
         DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.  Definitions........................................8
Section 1.02.  Compliance Certificates and Opinions..............21
Section 1.03.  Form Of Documents Delivered To Trustee............22
Section 1.04.  Acts of Holders; Record Dates.....................22
Section 1.05.  Notices, etc., to Trustee and Company.............25
Section 1.06.  Notice To Holders; Waiver.........................25
Section 1.07.  Conflict With Trust Indenture Act.................25
Section 1.08.  Effect of Headings and Table of Contents..........26
Section 1.09.  Successors and Assigns............................26
Section 1.10.  Separability Clause...............................26
Section 1.11.  Benefits of Indenture.............................26
Section 1.12.  Governing Law.....................................26
Section 1.13.  Legal Holidays....................................26
Section 1.14.  No Adverse Interpretation of Other Agreements.....26
Section 1.15.  No Recourse Against Others........................26

                                ARTICLE 2
                              SECURITY FORMS

Section 2.01.  Forms Generally...................................27
Section 2.02.  Form of Face of Security..........................30
Section 2.03.  Form of Reverse of Security.......................33
Section 2.04.  Form of Legend for Securities.....................36
Section 2.05.  Form of Trustee's Certification of Authentication.39
Section 2.06.  Form of Guarantee.................................39

                                ARTICLE 3
                              THE SECURITIES

Section 3.01.  Amount Unlimited; Issuable in Series..............40
Section 3.02.  Denominations.....................................43
Section 3.03.  Execution, Authentication, Delivery and Dating....43
Section 3.04.  Temporary Securities..............................45
Section 3.05.  Registration, Registration Of Transfer And
        Exchange; Certain Transfers And Exchanges................46
Section 3.06.  Mutilated, Destroyed, Lost and Stolen Securities..56
Section 3.07.  Payment of Interest; Interest Rights Preserved....57
Section 3.08.  Persons Deemed Owners.............................58


                                    iii


Section 3.09.  Cancellation......................................58
Section 3.10.  Computation of Interest...........................59

                                ARTICLE 4
                        SATISFACTION AND DISCHARGE

Section 4.01.  Satisfaction and Discharge of Indenture...........59
Section 4.02.  Application of Trust Money........................60

                                ARTICLE 5
                                REMEDIES

Section 5.01.  Events of Default.................................60
Section 5.02.  Acceleration of Maturity; Rescission and
        Annulment................................................62
Section 5.03.  Collection of Indebtedness and Suits for
        Enforcement by Trustee...................................63
Section 5.04.  Trustee May File Proofs of Claim..................63
Section 5.05.  Trustee May Enforce Claims Without Possession of
        Securities...............................................64
Section 5.06.  Application of Money Collected....................64
Section 5.07.  Limitation on Suits...............................64
Section 5.08.  Unconditional Right of Holders to Receive
        Principal, Premium and Interest..........................65
Section 5.09.  Restoration of Rights and Remedies................65
Section 5.10.  Rights and Remedies Cumulative....................66
Section 5.11.  Delay or Omission Not Waiver......................66
Section 5.12.  Control By Holders................................66
Section 5.13.  Waiver or Past Defaults...........................66
Section 5.14.  Undertaking for Costs.............................67

                                ARTICLE 6
                               THE TRUSTEE

Section 6.01.  Certain Duties and Responsibilities...............67
Section 6.02.  Notice of Defaults................................67
Section 6.03.  Certain Rights of Trustee.........................67
Section 6.04.  Not Responsible for Recitals or Issuance of
        Securities...............................................68
Section 6.05.  May Hold Securities...............................69
Section 6.06.  Money Held In Trust...............................69
Section 6.07.  Compensation And Reimbursement....................69
Section 6.08.  Conflicting Interests.............................69
Section 6.09.  Corporate Trustee Required; Eligibility...........70
Section 6.10.  Resignation And Removal; Appointment Of
        Successor................................................70
Section 6.11.  Acceptance of Appointment by Successor............72
Section 6.12.  Merger, Conversion, Consolidation or
        Succession to Business...................................73
Section 6.13.  Preferential Collection of Claims Against
        Company..................................................73


                                     iv


                                ARTICLE 7
            HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 7.01.  Company to Furnish Trustee Names and Addresses
        of Holders...............................................73
Section 7.02.  Preservation of Information; Communications
        to Holders...............................................74
Section 7.03.  Reports By Trustee................................74
Section 7.04.  Reports By Company................................74

                                ARTICLE 8
          CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 8.01.  Consolidation, Merger or Sale.....................75
Section 8.02.  Successor Substituted.............................75

                                ARTICLE 9
                         SUPPLEMENTAL INDENTURES

Section 9.01.  Supplemental Indentures Without Consent of
        Holders..................................................76
Section 9.02.  Supplemental Indentures With Consent of
        Holders..................................................77
Section 9.03.  Execution of Supplemental Indentures..............79
Section 9.04.  Effect of Supplemental Indentures.................79
Section 9.05.  Conformity with Trust Indenture Act...............79
Section 9.06.  Reference in Securities to Supplemental
        Indentures...............................................79

                                ARTICLE 10
                                COVENANTS

Section 10.01.  Payment of Principal, Premium and Interest.......79
Section 10.02.  Maintenance of Office or Agency..................80
Section 10.03.  Money for Securities Payments to Be Held
        in Trust.................................................80
Section 10.04.  Corporate Existence..............................81
Section 10.05.  Limitation of Liens..............................82
Section 10.06.  Payment of Taxes and Other Claims................85
Section 10.07.  Maintenance of Properties........................85
Section 10.08.  Restriction On Permitting Restricted
        Subsidiaries To Become Unrestricted Subsidiaries
        And Unrestricted Subsidiaries To Become Restricted
        Subsidiaries.............................................85
Section 10.09.  Waiver of Covenant...............................87
Section 10.10.  Statements as to Compliance......................87

                                ARTICLE 11
                         REDEMPTION OF SECURITIES

Section 11.01.  Applicability of Article.........................87
Section 11.02.  Election To Redeem; Notice To Trustee............87


                                      v


Section 11.03.  Selection by Trustee of Securities to Be
        Redeemed.................................................88
Section 11.04.  Notice of Redemption.............................88
Section 11.05.  Deposit of Redemption Price......................89
Section 11.06.  Securities Payable on Redemption Date............89
Section 11.07.  Securities Redeemed In Part......................89
Section 11.08.  Mandatory Redemption.  ..........................90

                                ARTICLE 12
                   DEFEASANCE AND COVENANT DEFEASANCE

Section 12.01.  Company's Option to Effect Defeasance or
        Covenants Defeasance.....................................90
Section 12.02.  Defeasance and Discharge.........................90
Section 12.03.  Covenant Defeasance..............................91
Section 12.04.  Conditions to Defeasance or Covenant
        Defeasance...............................................91
Section 12.05.  Deposited Money, U.S. Government Obligations
        and Foreign Government Securities to Be Held in
        Trust; Miscellaneous Provisions..........................94
Section 12.06.  Reinstatement....................................94

                                ARTICLE 13
                         GUARANTEE OF SECURITIES

Section 13.01.  Unconditional Guarantee..........................95
Section 13.02.  Execution of Guarantee...........................96
Section 13.03.  Assumption by Guarantee..........................97


Annex A-1   -     Form of Transfer Certificate - Restricted Global Security to
                  Temporary Regulation S Global Security
Annex A-2   -     Form of Transfer Certificate - Restricted Global Security to
                  Regulation S Global Security
Annex B     -     Form of Transfer Certificate - Temporary Regulation S Global
                  Security or Regulation S Global Security to Restricted
                  Global Security
Annex C-1   -     Form of Certification to be Given by Holders of Beneficial
                  Interests in a Temporary Regulation S Global Security to
                  Euroclear or Clearstream
Annex C-2   -     Form of Certification to be Given by the Euroclear Operator
                  or Clearstream
Annex C-3   -     Form of Certification to be Given by Transferee of
                  Beneficial Interest in a Temporary Regulation S Global
                  Security After the Restricted Period


                                     vi


Annex D-1   -     Form of Transfer Certificate - Non-Global Restricted
                  Security to Restricted Global Security
Annex D-2   -     Form of Certificate - Non-Global Restricted Security to
                  Regulation S Global Security or Temporary Regulation S
                  Global Security
Annex E     -     Accredited Investor Letter
Annex F     -     Form of Instruction for Exchange


                                    vii


INDENTURE, dated as of July 20, 2004, among The May Department Stores Company, a New York corporation (the "Company"), having its principal office in St. Louis, Missouri, The May Department Stores Company, a Delaware corporation (the "Guarantor"), and J.P. Morgan Trust Company, National Association, a national banking association duly organized and existing under the laws of the United States of America, as Trustee (the "Trustee").

                                  RECITALS

The Company and the Guarantor have duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Company's unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as provided in this Indenture.

All things necessary to make this Indenture a valid agreement of the Company and the Guarantor in accordance with its terms, have been done.

Now, Therefore, This Indenture Witnesseth:

For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

                                  ARTICLE 1
            Definitions and Other Provisions of General Application

Section 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as to any computation required or permitted pursuant to, and relating to any covenant of the Company contained in, any indenture supplemental hereto relating to any series of Securities, which such computation (unless otherwise provided in such supplemental indenture) shall be made in accordance with generally accepted accounting principles as are generally accepted at the date of such supplemental indenture, or except as otherwise herein or in any indenture supplemental hereto expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

(4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

"Act", when used with respect to any Holder, has the meaning specified in
Section 1.04.

"Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

"Agent Member" means any member of, or participant in, the Depositary.

"Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

"Board of Directors" means the board of directors of the Company or the Guarantor, the Executive Committee or any duly authorized committee of that board.

"Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or the Guarantor to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

"Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or the Corporate Trust Office are authorized or obligated by law or executive order to close.

"Certificated Security" has the meaning set forth in Section 2.01.


                                      9


"Clearstream" means Clearstream Banking, societe anonyme, Luxembourg (or any successor securities clearing agency).

"Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

"Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

"Company Request" or "Company Order" means a written request or order signed in the name of the Company by the Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

"Comparable Treasury Issue" means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

"Comparable Treasury Price" means with respect to any Redemption Date for the Securities (i) the average of five Reference Treasury Dealer Quotations for that Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations or (ii) if the Trustee obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

"Consolidated Net Tangible Assets" means (i) the total amount of assets (less applicable reserves and other properly deductible items) which under generally accepted accounting principles would be included on a consolidated balance sheet of the Company and its Restricted Subsidiaries after deducting therefrom
(a) all liabilities and liability items including amounts in respect of obligations under leases, which under generally accepted accounting principles would be included on such balance sheet, except Funded Debt, capital stock and surplus, surplus reserves and deferred income taxes and deferred investment tax credit and (b) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, which in each case under generally accepted accounting principles would be included on such consolidated balance sheet, less (ii) the amount which would be so included on such consolidated balance sheet for Investments (less applicable reserves) (a)


                                     10


made in Unrestricted Subsidiaries or (b) made in corporations while they were Unrestricted Subsidiaries but which at the time of computation are not Subsidiaries of the Company.

"Corporate Trust Office" means the office of the Trustee at which the trust created by this Indenture is administered, which office as of the date hereof is located at 227 West Monroe Street, 26th Floor, Chicago, Illinois 60606;
Attention: Institutional Trust Services.

"Covenant Defeasance" has the meaning specified in Section 12.03.

"Defaulted Interest" has the meaning specified in Section 3.07.

"Defeasance" has the meaning specified in Section 12.02.

"Depositary" means, with respect to Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 3.01 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture. "Depositary" as used with respect to the Securities of any series shall mean the Depositary with respect to the Securities of that series.

"Dollar" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

"DTC" means The Depository Trust Company.

"Euroclear" means the Euroclear Bank S.A./N.V. as operator of the Euroclear System (or any successor securities clearing agency).

"Event of Default" has the meaning specified in Section 5.01.

"Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

"Exchange Offer" has the meaning set forth in the form of the Securities contained in Section 2.02.

"Exchange Registration Statement" has the meaning set forth in the form of the Securities contained in Section 2.02.

"Exchange Security" means any Security issued in exchange for an Original Security or Original Securities pursuant to the Exchange Offer or otherwise, and registered under the Securities Act, which Exchange Securities may, if permitted under the rules and regulations of the Commission and the Trust


                                     11


Indenture Act, be issued under the Existing Indenture, and any Security with respect to which the next preceding Predecessor Security of such Security was an Exchange Security.

"Existing Indenture" means that certain Indenture, dated as June 17, 1996, among the Company, the Guarantor and the Trustee (as successor in interest to The First National Bank of Chicago), relating to the guaranteed debt securities of the Company.

"Expiration Date" has the meaning specified in Section 1.04.

"Foreign Currency" means a currency issued by the government of any country other than the United States.

"Foreign Government Securities" has the meaning specified in Section 12.04.

"Funded Debt" means (i) all indebtedness which by its terms matures more than 12 months after the time of the computation of the amount thereof or which is extendible or renewable at the option of the obligor on such indebtedness to a time more than 12 months after the time of the computation of the amount thereof, (ii) all guarantees, direct or indirect, of any such indebtedness or of any such obligations of others or of dividends, other than any guarantee in connection with the sale or discount by the Company or any Restricted Subsidiary of accounts receivable, trade acceptances, and other paper arising in the ordinary course of business, and other than guarantees of such indebtedness or any such obligations of others which are included in clauses
(i) or (iii) of this definition, and (iii) in the case of any Subsidiary, all Preferred Stock of such Subsidiary, taken at the greater of its voluntary or involuntary liquidation price at the time of any calculation hereunder, but exclusive of accrued dividends, if any; provided that any obligations in respect of lease rentals, whether or not such obligations would be included as liabilities on a consolidated balance sheet of the Company and its Restricted Subsidiaries, shall not be included in Funded Debt. For the purposes of this definition, the term "indebtedness", when used at any date with respect to the principal outstanding amount of the Securities, shall mean the principal amount of the Securities that could be declared due and payable on that date pursuant to Section 5.02. The Company or any Restricted Subsidiary shall be deemed to have assumed Funded Debt secured by any Mortgage upon any of its property or assets whether or not it has actually done so.

"Global Security" means a Security that evidences all or part of the Securities of any series, registered in the name of the Depositary, and bears the legend set forth in Section 2.04 (or such legend as may be specified as contemplated by Section 3.01 for such Securities).


                                     12


"Guarantee" means the Guarantor's unconditional guarantee of the payment of the amounts owed with respect to the Securities as more fully described in Article Thirteen.

"Guarantor" means the person named as the "Guarantor" in the first paragraph of this instrument together with any additional Person who shall execute a supplemental indenture pursuant to which it shall guarantee under this Indenture any Securities, in each case, until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor corporation.

"Holder" means a person in whose name a Security is registered in the Security Register.

"Indebtedness" means (i) all items of indebtedness or liability (except capital and surplus) which in accordance with generally accepted accounting principles would be included in determining total liabilities as shown on the liability side of a balance sheet as at the date as of which indebtedness is to be determined, (ii) indebtedness secured by any Mortgage existing on property owned subject to such Mortgage, whether or not the indebtedness secured thereby shall have been assumed and (iii) guarantees, endorsements (other than for purposes of collection) and other contingent obligations in respect of, or to purchase or otherwise acquire, indebtedness of others, unless the amount thereof is included in indebtedness under the preceding clauses (i) or (ii); provided that any obligations in respect of lease rentals, whether or not such obligations would be included as liabilities on a consolidated balance sheet of the Company its Restricted Subsidiaries, shall not be included in Indebtedness. For the purposes of this definition the term "indebtedness", when used at any date with respect to the principal outstanding amount of the Securities, shall mean the principal amount of the Securities that could be declared due and payable on that date pursuant to
Section 5.02.

"Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 3.01.

"Independent Investment Banker" means Morgan Stanley & Co. Incorporated or, if that firm is unwilling or unable to select the Comparable Treasury Issues, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Company.


                                     13


"Institutional Accredited Investor" means an institution that is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

"Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

"Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

"Investments" means and includes all investments, whether by acquisition of stock or indebtedness, or by loan, advance, transfer of property, capital contribution or otherwise, made by the Company or by any Restricted Subsidiary, and shall include all guarantees, direct or indirect, by the Company or any Restricted Subsidiary of any Indebtedness of an Unrestricted Subsidiary which by its term matures 12 months or less from the time of computation of the amount thereof to the extent not included as a liability or liability item on the consolidated balance sheet of the Company and its Restricted Subsidiaries, but shall not include accounts receivable of the Company or of any Restricted Subsidiary arising from the sale of merchandise in the ordinary course of business.

"Issue Date" means, with respect to any series, the first date on which the Securities of such series are initially issued.

"Marshall Field's Transaction" means the purchase of the assets of the Marshall Fields department stores and the real estate associated with nine Mervyn's stores from the Target Corporation as contemplated in the offering memorandum of the Company and Guarantor dated July 13, 2004.

"Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

"Mortgage" means and includes any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

"Notice of Default" means a written notice of the kind specified in Section 5.01(4).

"Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Controller, the


                                     14


Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of such corporation, and delivered to the Trustee.

"Opinion of Counsel" means a written opinion of counsel who is acceptable to the Company and the Trustee, and who may be an employee of or counsel to the Company, any other member of the Company or an Affiliate of any of them.

"Original Securities" means all Securities other than Exchange Securities.

"Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

(2) Securities for whose payment or redemption (a) money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities or (b) U.S. Government Obligations or Foreign Government Securities as contemplated by Section 12.04 in the necessary amount have been theretofore deposited with the Trustee in trust for the Holders of such Securities in accordance with Section 12.04; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

(3)  Securities as to which Defeasance has been effected pursuant to Section
12.02 and

(4) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder as of any date, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and


                                     15


deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be considered Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

"Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

"Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

"Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 3.01.

"Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

"Preferred Stock", as applied to the capital stock of any corporation, means stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets on any voluntary or involuntary liquidation or dissolution of such corporation, over shares of stock of any other class of such corporation. The definition of the term "Funded Debt" herein includes within the meaning of Funded Debt any Preferred Stock of a Subsidiary.

"Purchase Agreement" means, with respect to a series of Securities, the agreement between the Company and the Guarantor, on the one hand, and the initial purchasers of such series of Securities named therein as such, on the other hand, setting forth the terms and conditions for the initial offer and sale of such Securities.

"Qualified Institutional Buyer" means a "qualified institutional buyer" as defined in Rule 144A.


                                     16


"Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture or the terms of any Security.

"Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture or the terms of such Security.

"Reference Treasury Dealer" means each of Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated and their respective successors, and two additional primary U.S. government securities dealers selected by the Company, provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

"Reference Treasury Dealer Quotations" means with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that Redemption Date.

"Registered Securities" means the Exchange Securities and all other Securities sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with their respective Successor Securities.

"Registration Rights Agreement" means, with respect to Securities of any series, the Registration Rights Agreement among the Company, the Guarantor and the Initial Purchasers named under the Purchase Agreement in respect of the Securities of such series.

"Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.01.

"Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

"Regulation S Certificate" means a certificate substantially in the form set forth in Annex A.

"Regulation S Global Security" has the meaning specified in Section 2.01.


                                     17


"Regulation S Legend" means a legend substantially in the form set forth in
Section 2.04 to be placed upon each Regulation S Security.

"Regulation S Securities" means all Securities offered and sold pursuant to Regulation S. Such term includes the Regulation S Global Security.

"Resale Registration Statement" has the meaning set forth in the form of the Securities contained in Section 2.02.

"Responsible Officer", when used with respect to the Trustee, means any officer in the Corporate Trust Office of the Trustee or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

"Restricted Global Security" has the meaning specified in Section 2.01.

"Restricted Period" for a series means the period of 40 consecutive days beginning on and including the later of (i) the day on which Securities of that series are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the original issuance date of the Securities of that series.

"Restricted Securities" means all Securities offered and sold pursuant to Rule 144A or to Institutional Accredited Investors in a transaction that is not registered under the Securities Act. Such term includes the Restricted Global Security and Certificated Securities.

"Restricted Securities Certificate" means a certificate substantially in the form set forth in Annex B.

"Restricted Securities Legend" means, collectively, the legends substantially in the forms set forth in Section 2.04 to be placed upon each Restricted Security.

"Restricted Subsidiary" means any Subsidiary of the Company other than an Unrestricted Subsidiary.

"Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

"Rule 144A Securities" means the Securities of a series purchased upon their original issuance by the initial purchasers from the Company for resale pursuant to Rule 144A.


                                     18


"Secured Indebtedness" means any Indebtedness which is secured by a Mortgage upon any assets of the Company or a Restricted Subsidiary, including in such assets, without limitation, shares of stock or Indebtedness of any Subsidiary owned by the Company or Restricted Subsidiary; provided that Indebtedness secured by a Mortgage incurred or assumed in connection with an issuance of revenue bonds the interest on which is exempt from federal income tax pursuant to Section 103 of the Internal Revenue Code of 1986, as amended, shall not be deemed Secured Indebtedness for the purpose of Section 10.05.

"Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

"Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

"Securities Act Legend" means a Restricted Securities Legend or a Regulation S Legend.

"Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

"Special Interest" has the meaning set forth in Section 2.02.

"Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

"Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

"Subsidiary" means a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

"Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

"Temporary Regulation S Global Security" has the meaning specified in Section 2.01.


                                     19


"Treasury Rate" means, with respect to any Redemption Date for the Securities,
(i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Maturity Date, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight-line basis, rounding to the nearest month) or (ii) if that release (or any successor release) is not published during the week preceding the calculation date or does not contain those yields, the rate per annum equal to the semi-annual equivalent yield to maturity for the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.

"Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

"Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

"Unrestricted Subsidiary" means (i)(a) any Subsidiary substantially all of the physical properties of which are located, or substantially all of the business of which is carried on, outside the United States, its territories and possessions and Puerto Rico, (b) any Subsidiary created (or acquired) after the date hereof the primary business of which consists of financing operations in connection with leasing and conditional sales transactions on behalf of the Company and its Subsidiaries, and/or purchasing accounts receivable and/or making loans secured by accounts receivable or inventory, or which is otherwise primarily engaged in the business of a finance company, (c) May Stores Seventy-Four Corporation and (d) any other Subsidiary which, in accordance with the provisions of this Indenture, has been designated by Board Resolution as an Unrestricted Subsidiary, in each case unless and until any of


                                     20


the Subsidiaries referred to in the foregoing clauses (a), (b), (c) and (d) shall, in accordance with the provisions of this Indenture, be designated by Board Resolution as a Restricted Subsidiary and (ii) any Subsidiary a majority of the Voting Stock of which shall at the time be owned directly or indirectly by one or more Unrestricted Subsidiaries.

"U.S. Government Obligation" has the meaning specified in Section 12.04.

"Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

"Voting Stock" means stock of the class or classes of any corporation having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency).

"Wholly-Owned Restricted Subsidiary" means any Restricted Subsidiary all of the outstanding Funded Debt and capital stock of which, other than directors' qualifying shares is owned by the Company and its other Wholly-owned Restricted Subsidiaries.

Section 1.02. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 10.10) shall include,

(1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;


                                     21


(3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.03. Form Of Documents Delivered To Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.04. Acts of Holders; Record Dates. (1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a


                                     22


writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

(2) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(3)  The ownership of Securities shall be proved by the Security Register.

(4) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

(5) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this


                                     23


paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.06.

(6) The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.02, (iii) any request to institute proceedings referred to in Section 5.07(2) or (iv) any direction referred to in Section 5.12, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.06.

(7) With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 1.06, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.


                                     24


(8) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

Section 1.05. Notices, etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

(1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

(2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

Section 1.06. Notice To Holders; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice as provided above, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 1.07. Conflict With Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture,


                                     25


the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 1.08. Effect of Headings And Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.09. Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 1.10. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.11. Benefits Of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.12. Governing Law. THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

Section 1.13. Legal Holidays. In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity.

Section 1.14. No Adverse Interpretation of Other Agreements. This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any Affiliate of the Company. No such indenture, loan or debt agreement may be used to interpret this Indenture.

Section 1.15. No Recourse Against Others. No manager, director, officer, employee or shareholder of the Company shall have any liability for any obligation of the Company under the Securities of any series or the Indenture or for any claim based on, in respect of or by reason of such obligations or


                                     26


their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.


                                ARTICLE 2
                              Security Forms

Section 2.01. Forms Generally. (a) The Securities of each series and Guarantees to be attached thereto shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to authorization provided by a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities and Guarantees as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to authorization provided by a Board Resolution, a copy of the Board Resolution together with an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by
Section 3.03 for the authentication and delivery of such Securities.

The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

In certain cases described elsewhere herein, the legends set forth in Section
2.04 may be omitted from Securities issued hereunder.

(b) (i) Securities of a series offered and sold in their initial distribution in reliance on Regulation S shall be initially issued in the form of one or more temporary Global Securities, in fully registered form without interest coupons, substantially in the form of Security set forth in Sections 2.02 and 2.03, as the case may be, with such applicable legends as are provided for in
Section 2.02 and Section 2.04, as the case may be. Such Global Securities shall be registered in the name of the Depositary or its nominee, and deposited with the Trustee, at its New York offices, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided, for credit to the respective accounts at the Depositary of the depositories for Euroclear Bank S.A./N.V., as operator of Euroclear and for Clearstream, for credit to the respective accounts of owners of beneficial interests in such Securities or to such other accounts as they may direct.


                                     27


Until such time as the Restricted Period in respect of securities of a series shall have terminated, such temporary Global Securities shall be referred to herein as "Temporary Regulation S Global Securities". On or after the termination of the Restricted Period, interests in any Temporary Regulation S Global Security of a series shall be exchangeable for corresponding interests in an unrestricted Regulation S Global Security of the same series (each a "Regulation S Global Security") in fully registered form without interest coupons, substantially in the form set forth in Sections 2.02 and 2.03, with such applicable legends as are provided for in Section 2.02 and Section 2.04 and in accordance with the immediately following paragraph.

(ii) Interests in a Temporary Regulation S Global Security of a series may be exchanged for interests in a Regulation S Global Security of the same series only on or after the termination of the Restricted Period with respect to such securities after delivery by a beneficial owner of an interest therein to Euroclear or Clearstream of a written certification (an "Owner Securities Certification") substantially in the form of Annex C-1 hereto, and upon delivery by Euroclear or Clearstream to the Trustee of a written certification (a "Depository Securities Certification") substantially in the form attached hereto as Annex C-2. Upon receipt of such certification, the Trustee shall exchange the portion of the Temporary Regulation S Global Security covered by such certification for interests in a Regulation S Global Security.

Upon:

(A)  the expiration of the Restricted Period,

(B) receipt by Euroclear or Clearstream, as the case may be, and the Paying Agent of the certificates described in the preceding paragraph,

(C)  receipt by the Depositary of

(1) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Depositary to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Regulation S Global Security in a principal amount equal to that of the beneficial interest in the Temporary Regulation S Global Security for which the necessary certificates have been delivered, and

(2)  a written order given in accordance with the Applicable Procedures


                                     28


containing information regarding the account of the Agent Member, and the Euroclear or Clearstream account for which such Agent Member's account is held, to be credited with, and the account of the Agent Member to be debited for, such beneficial interest, and

(D) receipt by the Trustee of notification from the Depositary of the transactions described in (C) above,

the Trustee, as Security Registrar, shall instruct the Depositary to reduce the principal amount of the Temporary Regulation S Global Security and to increase the principal amount of the Regulation S Global Security, by the principal amount of the beneficial interest in such Temporary Regulation S Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security having a principal amount equal to the amount by which the principal amount of the Temporary Regulation S Global Security was reduced upon such transfer. The aggregate principal amount of a Regulation S Global Security of a series may be increased or decreased from time to time by adjustments made on the records of the Trustee, as custodian for the Depositary, in connection with a corresponding decrease or increase in the aggregate principal amount, as hereinafter provided.

(iii) Until such time as the Restricted Period shall have terminated, investors may hold interests in the Regulation S Temporary Global Security only through Euroclear and Clearstream, unless delivery of such beneficial interest upon transfer shall be made through a Restricted Global Security in accordance with the certification requirements discussed below in Section 3.05(b)(v).

(c) Securities of a series offered and sold in their initial distribution in reliance on Rule 144A shall be issued in the form of one or more Global Securities (each, a "Restricted Global Security"), in fully registered form without interest coupons, substantially in the form of Security set forth in Sections 2.02 and 2.03 with such applicable legends as are provided for in
Section 2.02 and Section 2.04, except as otherwise permitted herein. Such Global Securities shall be registered in the name of the Depositary or its nominee and deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided, for credit to the respective accounts of owners of beneficial interests in such Securities or to such other accounts as they may direct.
The aggregate principal amount of a Restricted Global Security of a series may be increased or decreased from time to time by adjustments made on the records of the Trustee, as custodian for the Depositary, in connection with a corresponding decrease or increase in the aggregate principal amount, as hereinafter provided.


                                     29


(d) Securities that are to be offered and sold to Institutional Accredited Investors that are not Qualified Institutional Buyers, sold in each case to an Institutional Accredited Investor that has executed and delivered to the Trustee, as Security Registrar, a letter substantially in the form of Annex E hereto (an "Accredited Investor Letter"), shall be issued in definitive, fully registered form without interest coupons, substantially in the form set forth in Section 2.02 and Section 2.03, with such applicable legends as are provided for in Section 2.02 and Section 2.04. The Securities sold to Institutional Accredited Investors in accordance with the foregoing sentence (individually, a "Certificated Security" and collectively, the "Certificated Securities") shall not be issued in the form of Global Securities. Certificated Securities acquired from the initial purchasers named in the Purchase Agreement in respect of the Securities of such series may be transferred initially only to Qualified Institutional Buyers in accordance with Rule 144A, to a transferee who will acquire such security in reliance on Regulation S or pursuant to Rule 144 under the Securities Act, if available, and exchanged for interests in Global Securities pursuant to Section 3.05(b)(vi)(1). Certificated Securities shall be duly executed by the Company and authenticated by the Trustee as provided herein, and shall be registered in the name of the Institutional Accredited Investor purchasing such Security and shall bear the Restricted Securities Legend.

Section 2.02.  Form of Face of Security.

[Insert any legend  as required by Section 2.04]

[Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

                      The May Department Stores Company

                         [Insert title of Securities]

No. [   ]                                                           $[   ]

The May Department Stores Company, a New York corporation (the "Company", which term includes any successor Person under the Indenture hereinafter
referred to), for value received, hereby promises to pay to [   ], or
registered assigns, the principal sum of $[   ] Dollars on [   ], and to pay
interest thereon from [   ] or from the most recent Interest Payment Date to
which interest has been paid or as duly provided for, semi-annually on [   ]
and [   ] in each year, commencing [   ], at the rate of [   ]% per annum,
until the principal hereof is paid or made available for payment, [If Original Securities are not also Registered Securities, then insert - provided, however, that if (i) the Company has not filed a registration statement (the "Exchange Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), to register a security substantially identical


                                     30


to this Security (except that such Security shall not contain terms with respect to the Special Interest payments described below or transfer restrictions) pursuant to an exchange offer (the "Exchange Offer") within
[ ] days after the Issue Date of this Security, or (ii) the Exchange Registration Statement is not declared effective on or prior to the date that
is [   ] days after the Issue Date of this Security, or (iii) the Exchange
Offer has not been completed (unless applicable law or interpretations of the staff of the Securities and Exchange Commission do not permit the Company to effect the Exchange Offer, as set forth in the Registration Rights Agreement) or, if required pursuant to the Registration Rights Agreement, a registration statement registering this Security for resale (a "Resale Registration Statement") is not declared effective, in each case, on or prior to the date
that is [   ] days after the Issue Date of this Security or (iv) an Exchange
Registration Statement or Resale Registration Statement, as applicable, is declared effective but thereafter ceases to be effective or usable during the time periods set forth in the Registration Rights Agreement, in each case of clause (i), (ii), (iii) or (iv), upon the terms and conditions set forth in the Registration Rights Agreement (each such event referred to in clause (i),
(ii), (iii) or (iv), a "Registration Default"), to the extent required pursuant thereto, then Special Interest shall accrue (in addition to the
stated interest on the Securities) at an additional annual rate of [   ]%
immediately following the Registration Default until the Registration Default is cured by meeting the applicable requirement in clause (i), (ii), (iii) or
(iv), as the case may be. Upon the cure of all Registration Defaults, the annual rate of interest shall return to the rate on the face hereof. Notwithstanding the existence of more than one Registration Default, in no event shall Special Interest accrue at an annual rate in excess of 0.25%. Interest accruing as a result of a Registration Default is referred to herein as "Special Interest."

Whenever in this Security or in the Indenture there is a reference, in any context, to the payment of the principal of, premium, if any, or interest on, or in respect of, any Security, such mention shall be deemed to include mention of the payment of Special Interest (if applicable) payable as described in the preceding paragraph to the extent that, in such context, Special Interest is, was or would be payable in respect of such Security and express mention of the payment of Special Interest (if applicable) in any provisions of this Security shall not be construed as excluding Special Interest in those provisions of this Security where such express mention is not made.

Any accrued and unpaid interest (including Special Interest) on this Security upon the issuance of an Exchange Security (as defined in the Indenture) in exchange for this Security shall cease to be payable to the Holder hereof but such accrued and unpaid interest (including Special Interest) shall be payable on the next Interest Payment Date for such Exchange Security to the Holder thereof on the related Regular Record Date.]


                                     31


The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such
interest, which shall be the [   ] or [   ] (whether or not a Business Day),
as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security shall be made at the office or agency of the Company maintained for that purpose in St. Louis, Missouri, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


                                     32


In Witness Whereof, the Company, has caused this instrument to be duly executed under its corporate seal.

Dated:

                                            THE MAY DEPARTMENT STORES
                                              COMPANY, a New York corporation

                                         By:
                                              By:

Attest:


Section 2.03. Form of Reverse of Security. This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of July 20, 2004 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), among the Company, the Guarantor and J.P. Morgan Trust Company, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. [If applicable, insert - This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $____________; provided that the Company may from time to time, without notice to or the consent of the Holders of Securities, create and issue further Securities of this Series (the "Additional Securities") having the same terms and ranking equally and ratably with the Securities in all respects, or in all respects except for the payment of interest accruing prior to the Issue Date or except for the first payment of interest following the Issue Date of such Additional Securities. Any Additional Securities will be consolidated and form a single series with the Securities and shall have the same terms as to status, redemption or otherwise as the Securities.]

The Securities of this series are subject to redemption upon not less than 30 days' but no more than 60 days' notice by mail, at any time, as a whole or in part, at the election of the Company, at a Redemption Price equal to the greater of (1) 100 percent of the principal amount of the Securities to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to


                                     33


that Redemption Date) discounted to that Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the
Treasury Rate plus [   ] basis points, plus, in either case, accrued and
unpaid interest and additional interest, if any, on the principal amount being redeemed to that Redemption Date; provided that installments of interest on the Securities which are then due and payable on an Interest Payment Date falling on or prior to the relevant Redemption Date shall be payable to the Holders of those Securities, registered as such at the close of business on the relevant Record Date. If less than all the Securities are to be redeemed at the Company's option, the Trustee shall select, in such manner as it shall deem fair and appropriate, the Securities to be redeemed in whole or in part.

[If applicable, insert- The Securities shall be mandatorily redeemable, in whole but not in part, on or before August 31, 2004, if the Company does not complete the Marshall Field's Transaction prior to that date. The Company will give the Holders of the Securities at least twenty days' prior written notice of the Redemption Date for a redemption under this option. The Securities will be redeemed at a redemption price of 101% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest, if any, and any other amounts due to the Redemption Date.]

[If the Security is subject to redemption of any kind, insert - In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.]

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and


                                     34


upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin and currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of [if other than a Certificated Security, then insert - $1,000 and any integral multiple thereof] [if a Certificated Security, then insert - $250,000 and any integral multiple of $1,000 in excess
thereof].   As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like


                                     35


aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

This Security shall be governed by and construed in accordance with the law of the State of New York.

Section 2.04. Form of Legend for Securities. Unless otherwise specified as contemplated by Section 3.01 for the Securities evidenced thereby, every Security that is a Global Security, a Restricted Security or a Regulation S Security authenticated and delivered hereunder shall bear one or more of the appropriate legends in substantially the following forms, as appropriate:

[If the Security is a Restricted Security or a Temporary Regulation S Security, then insert -

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR"), OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(k) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE


                                     36


TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER THEREOF OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES IN A PRINCIPAL AMOUNT OF NOT LESS THAN $250,000 TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND, IF REQUESTED BY THE ISSUER, AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER THEREOF TO THE EFFECT THAT THE TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT,
(D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(k) UNDER THE SECURITIES ACT AFTER THE ORIGINAL ISSUANCE OF THE SECURITIES, THE HOLDER MUST TRANSFER AND SUBMIT THIS SECURITY TO THE TRUSTEE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS PROVISIONS REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS."]

[Include if Security is a Temporary Regulation S Global Security - THIS SECURITY IS A TEMPORARY REGULATION S GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER. EXCEPT IN THE CIRCUMSTANCES DESCRIBED IN SECTION 3.04 OF THE INDENTURE, NO TRANSFER OR EXCHANGE OF AN INTEREST IN THIS TEMPORARY GLOBAL SECURITY MAY BE MADE FOR AN INTEREST IN THE RESTRICTED GLOBAL SECURITY. NO EXCHANGE OF AN INTEREST IN THIS TEMPORARY GLOBAL SECURITY MAY BE MADE FOR AN


                                     37


INTEREST IN THE REGULATION S GLOBAL SECURITY EXCEPT ON OR AFTER THE TERMINATION OF THE DISTRIBUTION COMPLIANCE PERIOD AND UPON DELIVERY OF THE OWNER SECURITIES CERTIFICATION AND THE DEPOSITORY SECURITIES CERTIFICATION RELATING TO SUCH INTEREST IN ACCORDANCE WITH THE TERMS OF THE INDENTURE.]

[If the Security is a Regulation S Security, then insert - THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]

[If the Security is a Global Security, then insert - THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

[If the Security is a Global Security and DTC is to be the Depositary therefor, then insert - UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[If Certificated Securities, then insert - THIS SECURITY WILL NOT BE ACCEPTED IN EXCHANGE FOR A BENEFICIAL INTEREST IN A GLOBAL SECURITY UNLESS THE HOLDER OF THIS SECURITY, SUBSEQUENT TO SUCH EXCHANGE, WILL HOLD A MINIMUM OF AGGREGATE BENEFICIAL INTEREST IN SUCH GLOBAL SECURITY OF AT LEAST TWO HUNDRED AND FIFTY THOUSAND DOLLARS ($250,000).]


                                     38


Section 2.05. Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication shall be in substantially the following form:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                             J.P. Morgan Trust Company, National Association,
                                                                  As Trustee


                                                      By
                                                          Authorized Officer

Section 2.06. Form of Guarantee. The Guarantee shall be in substantially the following form:

For good and valuable consideration, receipt of which is acknowledged, and intending to be legally bound, the Guarantor hereby unconditionally guarantees the due and punctual payment of the principal of, premium, if any, and interest on, and any Redemption Price with respect to this [Note or Debenture], when and as the same shall become due and payable, whether at maturity, upon acceleration or redemption or otherwise, in accordance with the terms of this [Note or Debenture] and the Indenture.

                                             THE MAY DEPARTMENT STORES COMPANY
                                                        a Delaware corporation

[Seal]

                                                       By
                                                            Authorized Officer

Attest:
         Authorized Officer


                                     39


                                  ARTICLE 3
                               The Securities

Section 3.01 . Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

The Securities may be issued in one or more series. There shall be established in or pursuant to authorization provided in a Board Resolution and, subject to
Section 3.03, set forth, or determined in the manner provided, in an Officers' Certificate of the Company or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

(1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

(2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.04, 3.05, 3.06, 9.06 or 11.07);

(3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

(4) the date or dates on which the principal (and premium, if any) of any Securities of the series is payable;

(5) the rate or rates at which any Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable, the Regular Record Date for any such interest payable on any Interest Payment Date and the basis on which interest on the Securities of the series shall be calculated if other than on the basis of a 360-day year of twelve 30-day months;

(6) the place or places where the principal of and any premium and interest on any Securities of the series shall be payable;

(7) the period or periods within which, or the date or dates on which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company;


                                     40


(8) if a Certificated Security and denominations will be other than of $250,000 and integral multiples of $1,000 in excess thereof, the denominations in which Certified Securities of the series shall be issuable; or if other than a Certificated Security and denominations will be other than of $1,000 and any integral multiple thereof, the denominations in which any such Securities of the series shall be issuable;

(10) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

(11) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

(13) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.02;

(14) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

(15) if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section 12.02 or Section 12.03 or both such Sections and, if other than by a Board Resolution, the manner in which any election by the Company to defease such Securities shall be evidenced;

(16) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case,


                                     41


the respective Depositaries for such Global Securities, which shall be DTC if no Depositary is specified, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in
Section 2.04, whether such Global Securities shall be in the form of Restricted Securities or Regulation S Securities and any circumstances in addition to or in lieu of those set forth in Clause (2) of the last paragraph of Section 3.05(a) in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

(17) any deletions from, modifications of or additions to the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 5.02;

(18) whether and under what circumstances the Company will pay additional amounts on the Securities of the series held by a person who is not a U.S. person in respect of taxes or similar charges withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts;

(19) the obligation, if any, of the Company to permit the conversion or exchange of the Securities of any series into other securities (whether or not issued by, or the obligation of, the Company), and the terms and conditions upon which such conversion or exchange shall be effected (including, without limitation, the initial conversion or exchange price or rate, the conversion or exchange period and any other provisions in addition to or in lieu of those set forth in this Indenture relative to such obligation;

(20) any deletions from, modifications of or additions to the covenants set forth in Article Ten which applies to Securities of the series; and

(21) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 9.01(5)).

All Securities and Guarantees of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to authorization provided in the Board Resolution referred to above and (subject to Section 3.03) set forth, or determined in the manner provided, in the


                                     42


Officers' Certificate referred to above or in any such indenture supplemental hereto.

If any of the terms of the series are established by action taken pursuant to authorization provided by a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

Section 3.02 . Denominations. The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 3.01. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 3.03 . Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of the Company and the Guarantee endorsed thereon shall be executed on behalf of the Guarantor, respectively, by their respective Presidents, one of their respective Vice Presidents or Secretaries, under their respective corporate seals reproduced thereon attested by the signature of their respective Secretaries or one of their respective Assistant Secretaries or Treasurers or one of their respective Assistant Treasurers. The signature of any of these officers on the Securities or Guarantees may be manual or facsimile.

Securities and Guarantees bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company and the Guarantor shall bind the Company and the Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities and Guarantees or did not hold such offices at the date of such Securities and Guarantees.

At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company, and with Guarantees endorsed thereon executed by the Guarantor, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to authorization provided by one or more Board Resolutions as permitted by Sections
2.01 and 3.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating,


                                     43


(1) if the form of such Securities has been established by or pursuant to authorization provided by Board Resolution as permitted by Section 2.01, that such form has been established in conformity with the provisions of this Indenture;

(2) if the terms of such Securities have been established by or pursuant to authorization provided by Board Resolution as permitted by Section 3.01, that such terms have been established in conformity with the provisions of this Indenture; and

(3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

The Trustee shall have the right to decline to authenticate and deliver such Securities if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors or trustee and/or Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders or would adversely affect the Trustee's own rights, duties or immunities under this Indenture or otherwise.

The Trustee shall not be required to authenticate Securities denominated in a coin or currency (or unit including a coin or currency) other than that of the United States if the Trustee reasonably determines that such Securities impose duties or obligations on the Trustee which the Trustee is not able or reasonably willing to accept; provided that the Trustee, upon a Company Request, will resign as Trustee with respect to Securities of any series as to which such a determination is made, prior to the issuance of such Securities, and will comply with the request of the Company to execute and deliver a supplemental indenture appointing a successor Trustee pursuant to Section 9.01.

If all of the Securities of a series are not to be originally issued at the same time, then the documents required to be delivered pursuant to this Section 3.03 must be delivered only once, prior to the authentication and delivery of the first Security of such series; provided, however, that any subsequent request by the Company to the Trustee to authenticate Securities of such series upon original issuance shall constitute a representation and warranty by the Company that, as of the date of such request, the statements made in the Opinion of Counsel delivered pursuant to this Section 3.03 shall be true and correct as if made on such date.


                                     44


If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will materially and adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture.

Notwithstanding the provisions of Section 3.01 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.01 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

Each Security shall be dated the date of its authentication.

No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

Section 3.04 . Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities, in any authorized denomination, substantially of the tenor and form of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

If temporary Securities of any series are issued, the Company shall cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of one or more definitive Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.


                                     45


Section 3.05 . Registration, Registration Of Transfer And Exchange; Certain Transfers And Exchanges. (a) Registration, Registration of Transfer and Exchange Generally. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

Upon surrender for registration of transfer of any Security of a series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount.

Subject to this (a) and Section 3.05(b), at the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

Successive registrations and registrations of transfers and exchanges as afore-said may be made from time to time as desired, and each such registration shall be noted on the Security Register. No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.06 or 11.07 not involving any transfer.


                                     46


If the Securities of any series (or of any series and specified tenor) are to be redeemed, the Company shall not be required (A) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 11.03 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

(1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefore, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

(2) Notwithstanding any other provision in this Indenture or the Securities, no Global Security of any series may be exchanged in whole or in part for Securities of that series registered, and no transfer of a Global Security of a series in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) the Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for the Global Security and a successor Depositary has not been appointed by the Company within 90 days of receipt by the Company of such notification or (ii) has ceased to be a clearing agency registered under the Exchange Act and a successor Depositary has not been appointed by the Company within 90 days after the Company became aware of such cessation,
(B) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of Certificated Securities or (C) there shall have occurred and be continuing an Event of Default with respect to any Global Security. Any Global Security of a series exchanged pursuant to clause
(A) above shall be so exchanged in whole and not in part and any Global Security of a series exchanged pursuant to clause (B) or (C) above may be exchanged in whole or from time to time in part as directed by the Company or the Trustee. In addition, beneficial interests in Global Securities of a series may be exchanged for non-global, Certificated Securities of such series upon request by or on behalf of the Depositary upon not less than 60 days' prior written notice to the Trustee, with a copy of such notice delivered to the Company.


                                     47


(3) Securities issued in exchange for a Global Security of a series or any portion thereof pursuant to clause (2) above shall be issued in definitive, registered form without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear any legends required hereunder. Any Global Security of a series to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Security Registrar. With regard to any Global Security of a series to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced by an amount equal to the portion thereof to be so exchanged by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and make available for delivery a Security of such series issuable on such exchange to or upon the written order of the Depositary or an authorized representative thereof.

(4)  In the event of the occurrence of any of the events specified in clause
(2) above, the Company shall promptly make available to the Trustee a reasonable supply of certificated Securities in definitive, registered form without interest coupons.

(5) No Agent Members nor any other Persons on whose behalf Agent Members may act (including Euroclear and Clearstream and account holders and participants therein and any holder or owner of any beneficial interest in any Global Security) shall have any rights under the Indenture with respect to any Global Security, or under any Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Security. Neither the Company, the Trustee nor the Securities Registrar shall have any liability in respect of any transfers effected by the Depositary or by any Agent Member or any other Person that acquires a beneficial interest in a Security. Neither the Trustee nor the Depositary shall have any duty or obligation to monitor compliance with any restrictions on transfer with respect to the transfer of any interest in


                                        48


the Securities (including transfers between Agent Members or any such other Persons that acquire a beneficial interest in a Security) other than to require delivery of any documents or certificates specifically required by this Indenture.

(b) Certain Transfers and Exchanges. Notwithstanding any other provision of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 3.05(b) shall be made only in accordance with this Section 3.05(b).

(i) Limitation on Transfers of a Global Security. A Global Security of a series may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, and no such transfer to any such other Person may be registered; provided that this clause (i) shall not prohibit any transfer of a Security of a series that is issued in exchange for a Global Security of that series but is not itself a Global Security pursuant to (a). No transfer of a Security of a series to any Person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such Person. Nothing in this Section 3.05(b)(i) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of this Section 3.05(b).

(ii) Temporary Regulation S Global Security. If the owner of a beneficial interest in a Temporary Regulation S Global Security of a series wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in such Temporary Regulation S Global Security, such transfer may be effected, subject to the rules and procedures of the Depositary, Euroclear and Clear-stream, in each case to the extent applicable and as in effect from time to time (the "Applicable Procedures"), only in accordance with this Section 3.05(b)(ii). Upon delivery (a) by a beneficial owner of an interest in a Temporary Regulation S Global Security to Euroclear or Clearstream, as the case may be, of an Owner Securities Certification substantially in the form of Annex C-1 hereto, (b) by the transferee of such beneficial interest in the Temporary Regulation S Global Security to Euroclear or Clearstream, as the case may be, of a written certification (a "Transferee Securities Certification") substantially in the form of Annex C-3 hereto and (c) by Euroclear or Clear-stream, as the case may be, to the Trustee, as Security Registrar, of a Depository Securities Certification substantially in the form of Annex C-2 hereto, the Trustee may direct either Euroclear or Clearstream, as the case may be, to reflect on its records the transfer of a beneficial interest in the Temporary Regulation S Global Security from the beneficial owner providing the Owner Securities Certification to the Person providing the Transferee Securities Certification.


                                     49


(iii)  Restricted Global Security to Temporary Regulation S Global Security.
If the holder of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 3.05(b)
(iii). Upon receipt by the Trustee, as Security Registrar, of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Temporary Regulation S Global Security in a principal amount equal to that of the beneficial interest in the Restricted Global Security to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Annex A-1 given by the holder of such bene-ficial interest, the Trustee, as Security Registrar, shall instruct the Depositary to reduce the principal amount of the applicable Restricted Global Security, and to increase the principal amount of the Temporary Regulation S Global Security, by the principal amount of the beneficial interest in the Restricted Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Agent Member for Euroclear or Clearstream or both, as the case may
be) a beneficial interest in the Temporary Regulation S Global Security having a principal amount equal to the amount by which the principal amount of the Restricted Global Security was reduced upon such transfer.

(iv) Restricted Global Security to Regulation S Global Security. If the holder of a beneficial interest in a Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 3.05(b)(iv). Upon receipt by the Trustee, as Security Registrar, of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in a Regulation S Global Security in a principal amount equal to that of the beneficial interest in the Restricted Global Security to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, if



                                     50


applicable, the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Annex A-2 given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary to reduce the principal amount of the applicable Restricted Global Security, and to increase the principal amount of the Regulation S Global Security, by the principal amount of the beneficial interest in the Restricted Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security having a principal amount equal to the amount by which the principal amount of the Restricted Global Security was reduced upon such transfer.

(v) Temporary Regulation S Global Security or Regulation S Global Security to Restricted Global Security. If the holder of a beneficial interest in a Temporary Regulation S Global Security or a Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 3.05(b)(v). Upon receipt by the Trustee, as Security Registrar, of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in a Restricted Global Security in a principal amount equal to that of the beneficial interest in the Temporary Regulation S Global Security or the Regulation S Global Security to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be credited with, and the account of the Agent Member (and, if applicable, the Euroclear or Clearstream account, as the case may be) to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Annex B given by the owner of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary to reduce the principal amount of the applicable Temporary Regulation S Global Security or the Regulation S Global Security, as the case may be, and to increase the principal amount of the Restricted Global Security, by the principal amount of the beneficial interest in the Temporary Regulation S Global Security or the Regulation S Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Restricted Global Security having a principal amount equal to the amount by which the principal amount of the Temporary


                                     51


Regulation S Global Security or the Regulation S Global Security, as the case may be, was reduced upon such transfer.

(vi) Non-Global Restricted Security to Global Security. If the Holder of a Restricted Security (other than a Global Security) wishes at any time to transfer all or a portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, the Temporary Regulation S Global Security or the Regulation S Global Security, in each case, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this (vi). Upon receipt by (1) the Depositary of written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Depositary to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Restricted Global Security, the Temporary Regulation S Global Security or the Regulation S Global Security, as the case may be, in a specified principal amount equal to the principal amount of the Restricted Security (or portion thereof) to be so transferred, a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, in the case of any transfer pursuant to Regulation S, the Euroclear and Clearstream account for which such Agent Member's account is held, or if such account is held for Euroclear or Clearstream, the Euroclear or Clearstream account, as the case may be) to be credited with such beneficial interest, and an appropriately completed certificate substantially in the form set forth in Annex D-1 hereto, if the specified account is to be credited with a beneficial interest in a Restricted Global Security, or Annex D-2 hereto, if the specified account is to be credited with a beneficial interest in the Temporary Regulation S Global Security or the Regulation S Global Security, given by the holder of such beneficial interest, and (2) the Trustee of (A) the Restricted Security to be so transferred, (B) the notification from the Depositary of the transaction described in (1) above and (C) the certificate described in (1)(C) above, the Trustee, as Security Registrar, shall cancel such Restricted Security (and issue a new Security in respect of any untransferred portion thereof) as provided in (a) and increase the principal amount of the Restricted Global Security, Temporary Regulation S Global
Security or Regulation S Global Security, as the case may be, by the specified principal amount as provided in Section 3.05(b)(iii).

The Trustee shall not be required to accept for such registration of transfer or exchange any Restricted Security unless the Trustee and the Company are satisfied that such transfer or exchange is being effected in compliance with the restrictions on transfer as set forth in this Indenture and in such Security. In addition, in connection with a transfer of a Certificated Security by an Institutional Accredited Investor, such Institutional Accredited Investor shall be required, prior to such transfer, to furnish to


                                     52


the Company and the Trustee such certifications, legal opinions or other information as they or either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

(vii) Other Exchanges. (1) In the event that a Global Security or any portion thereof is exchanged for Securities other than Global Securities, such other Securities may in turn be exchanged (on transfer or otherwise) for Securities that are not Global Securities or for beneficial interests in a Global Security (if any is then outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of clauses (i) through
(vi) above and (viii) below (including the certification requirements intended to insure that transfers and exchanges of beneficial interests in a Global Security comply with Rule 144A, Rule 144 (if available) or Regulation S, as the case may be) and any Applicable Procedures, as may be from time to time adopted by the Company and the Trustee; provided that except as permitted in (3) hereof, no beneficial interest in a Temporary Regulation S Global Security shall be ex-changeable for a definitive Security until the expiration of the Restricted Period and then only if the certifications described in Section 2.01 shall have been provided in respect of such interest.

(2) Subject to Section 2.01(d), in connection with a transfer of a Restricted Security or of an interest therein to an Institutional Accredited Investor, such Institutional Accredited Investor shall be required, prior to such transfer, to furnish to the Company and the Trustee, an appropriately completed certificate substantially in the form of Annex E and such other certifications, legal opinions or other information as they or either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act; provided, however, that the purchaser of a Certificated Security directly from the initial purchaser thereof named as such in the Purchase Agreement in respect of the securities of such series may, so long as such security is a Restricted Security, transfer such security only in accordance with clause (vi) above.

(3) Notwithstanding any other provision of this Section 3.05, an initial purchaser named as such in the Purchase Agreement in respect of the Securities of a series may exchange beneficial interests in the Temporary Regulation S Global Securities of that series held by it for one or more Restricted Securities of that series (including an interest in the Restricted Global


                                     53


Security of that series) upon delivery by such initial purchaser of instructions for such exchange substantially in the form of Annex F. Upon receipt of the instruction described in the preceding sentence, the Trustee shall instruct the Depositary to reduce the principal amount of a Temporary Regulation S Global Security by the principal amount of the beneficial interest in such Temporary Regulation S Global Security to be so transferred and either
(A) the Trustee shall instruct the Depositary to increase the principal amount of the Restricted Global Security and credit or cause to be credited to the account of such initial purchaser a beneficial interest in such Restricted Global Security having a principal amount equal to the amount by which the principal amount of the Temporary Regulation S Global Security was reduced upon such transfer or (B) authenticate and deliver one or more Restricted Securities in definitive form and in the aggregate principal amount of the beneficial interest in the Temporary Regulation S Global Security to be so transferred, pursuant to the instructions described in the first sentence of this paragraph.

(viii) Interests in Temporary Regulation S Global Security to be Held Through Euroclear or Clearstream. Until the termination of the Restricted Period, interests in the Temporary Regulation S Global Securities may be held only through Agent Members acting for and on behalf of Euroclear and Clearstream provided that this clause (viii) shall not prohibit any transfer in accordance with (v) hereof.

(ix) In addition to the foregoing, the Trustee, as Security Registrar, shall effect and register, upon receipt of a written request from the Company to do so, a transfer not otherwise permitted by this Section 3.05(b), such registration to be done in accordance with the otherwise applicable provisions of this Section 3.05, upon the furnishing by the proposed transferor or transferee of a written opinion of counsel (which opinion and counsel are satisfactory to the Company and the Trustee) to the effect that, and such other certifications or information as the Company or the Trustee may require to confirm that, the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. The Company may require such transfer to be effected by the issuance of Certificated Securities.

(c) Securities Act Legends. Restricted Securities and their Successor Securities shall bear the legends required by Section 2.02 and Section 2.04, subject to the following:


                                     54


(i) subject to the following Clauses of this Section 3.05(c), a Security of a series or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security of that series or any portion thereof shall bear the Securities Act Legend borne by such Global Security while represented thereby;

(ii) subject to the following Clauses of this Section 3.05(c), a new Security of a series which is not a Global Security and is issued in exchange for another Security of that series (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Security, provided that, if such new Security is required pursuant to (b)(v) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Security is so required to be issued in the form of a Regulation S Security, it shall bear a Regulation S Legend;

(iii) Registered Securities and Regulation S Securities that are not Temporary Regulations S Securities shall not bear a Securities Act Legend;

(iv) at any time after the Securities of a series may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Security of that series which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security of that series (other than a Global Security) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Securities Certificate, satisfactory to the Trustee and duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this Article Three;

(v) a new Security of a series which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security of that series (other than a Global Security) or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Security as provided in this Article Three; and

(vi) notwithstanding the foregoing provisions of this Section 3.05(c), a Successor Security of a Security of a series that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the


                                     55


Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144 under the Securities Act, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Security of that series bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article Three.

Section 3.06 . Mutilated, Destroyed, Lost and Stolen Securities. If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such Security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Security of any series with its Guarantee issued pursuant to this
Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and the Guarantor, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their Guarantees duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.


                                     56


Section 3.07 . Payment of Interest; Interest Rights Preserved. Except as otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at the Company's election in each case, as provided in Clause (1) or (2) below:

(1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefore to be given to each Holder of Securities of such series in the manner set forth in Section 1.06, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

(2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements


                                        57


of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

At the option of the Company, interest on Registered Securities of any series that bear interest may be paid (i) by mailing a check to the address of the person entitled thereto as such address shall appear in the Security Register for (ii) by wire transfer to an account maintained by the person entitled thereto as specified in the applicable Security Register.

Notwithstanding the above, except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 3.01, a Holder of $10,000,000 or more in aggregate principal amount of Securities of the same series having the same Interest Payment Date shall be entitled to receive payments of interest by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Trustee on or before the Regular Record Date immediately preceding the applicable Interest Payment Date.

Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 3.08 . Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.07) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 3.09 . Cancellation. All Securities and Guarantees surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities shall be destroyed by the Trustee and a certificate evidencing such destruction shall be delivered to the Company upon request.


                                     58


Section 3.10 . Computation of Interest. Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.


                                   ARTICLE 4
                           Satisfaction and Discharge

Section 4.01 . Satisfaction and Discharge of Indenture. This Indenture shall upon Company Request cease to be of further effect with respect to Securities of any series (except as to any surviving rights of registration of transfer or exchange of Securities of such series and replacement of lost, stolen or destroyed Securities of such series herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such series, when

(1)  either

(A) all Securities of such series theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been duly paid or delivered to the Trustee for cancellation; or

(B) all such Securities of such Series not theretofore delivered to the Trustee for cancellation

(i)  have become due and payable, or

(ii)  will become due and payable at their Stated Maturity within one year, or

(iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company or the Guarantor, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire


                                        59


indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

(2) the Company or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Company; and

(3) the Company or the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07, and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause
(1) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive.

Section 4.02 . Application of Trust Money. Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 and Article 12 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.


                                  ARTICLE 5
                                  Remedies

Section 5.01 .  Events of Default.

"Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(1) default in the payment of any interest (including Special Interest) upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or


                                     60


(2) default in the payment of the principal of, or premium, if any, on any Security of that series at its Maturity; or

(3) default in the performance, or breach, of any covenant or warranty of the Company or the Guarantor in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

(4) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or the Guarantor as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or the Guarantor under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

(5) the commencement by the Company or the Guarantor of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or the Guarantor in furtherance of any such action; or


                                        61


(6) any other Event of Default provided with respect to Securities of that series.

Section 5.02 . Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or he Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series to be due and payable immediately, by a notice in riting to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

At any time after such a declaration of acceleration with respect to the Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

(1) the Company has paid or deposited with the Trustee a sum sufficient to pay

(A)  all overdue interest on all Securities of that series,

(B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

(C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

(D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

and

(2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.


                                        62


Section 5.03 .  Collection of Indebtedness and Suits for Enforcement by Trustee.

The Company covenants that if

(1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

(2) default is made in the payment of the principal of and premium, if any, on any Security at the Maturity thereof,

the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefore in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 5.04 . Trustee May File Proofs of Claim. In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.


                                     63


No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

Section 5.05 . Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expense, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 5.06 . Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (and premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment or exchange pursuant to Section 3.05 if only partially paid and upon surrender thereof if fully paid:

First:  To the payment of all amounts due the Trustee under Section 6.07;

Second: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

Third: To the Company.

Section 5.07 . Limitation on Suits. No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless


                                     64


(1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

(2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

(4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 5.08 . Unconditional Right of Holders to Receive Principal, Premium and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 3.07) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 5.09 . Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the


                                     65


Trustee and the Holders shall continue as though no such proceeding had been Instituted.

Section 5.10 . Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.11 . Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 5.12 . Control By Holders. The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

(1) such direction shall not be in conflict with any rule of law or with this Indenture, and

(2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.


Section 5.13 . Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

(1) in the payment of the principal of (and premium, if any) or interest on any Security of such series, or

(2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.


                                     66


Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 5.14 . Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.


                                  ARTICLE 6
                                 The Trustee

Section 6.01 . Certain Duties and Responsibilities. The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 6.02 . Notice of Defaults. If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section5.01(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 6.03 .  Certain Rights of Trustee.

Subject to the provisions of Section 6.01:

(1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note,


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other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

(3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

(4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

(7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

Section 6.04 . Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the


                                        68


Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 6.05 . May Hold Securities. The Trustee any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

Section 6.06 . Money Held In Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

Section 6.07 .  Compensation And Reimbursement.  The Company agrees:

(1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

(3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. Such indemnification shall survive the resignation or removal of the Trustee, the termination of this Agreement and the satisfaction and discharge of the trust.

Section 6.08 . Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee


                                     69


shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.

Section 6.09 . Corporate Trustee Required; Eligibility. There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 6.10 . Resignation And Removal; Appointment Of Successor. No resignation or removal of the Trustee and no appointment of a successor
Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

If at any time:

(1) the Trustee shall fail to comply with Section 6.08 after written request therefore by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or


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(2)  the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefore by the Company or by any such Holder, or

(3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 1.06. Each


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notice shall include the name of the successor Trustee with respect to the
Securities of such series and the address of its Corporate Trust Office.

Section 6.11 . Acceptance of Appointment by Successor. In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.


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Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 6.12 . Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee (including the trust created by this Indenture), shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 6.13 . Preferential Collection of Claims Against Company. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).


                                  ARTICLE 7
             Holders' Lists And Reports By Trustee And Company

Section 7.01 . Company to Furnish Trustee Names and Addresses of Holders. The Company shall furnish or cause to be furnished to the Trustee

(1) not more than 15 days after each Regular Record Date for Securities of each series, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of the preceding Regular Record Date, and

(2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;


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excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

Section 7.02 . Preservation of Information; Communications to Holders. The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 7.03 . Reports By Trustee. Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, and for so long as the Securities remain outstanding, the Trustee shall mail to the Holders of Securities a brief report dated as of such reporting date that complies with
Section 313(a) of the Trust Indenture Act(but if no event described in Section 313(a) of the Trust Indenture Act has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with Section 313(b)(2) of the Trust Indenture Act . The Trustee shall also transmit by mail all reports as required by Section 313(c) of the Trust Indenture Act.

A copy of each report at the time of its mailing to the Holders of Securities shall be mailed to the Company and if such report is prepared after the Exchange Registration Statement or Shelf Registration Statement has been declared effective by the Commission, filed with the Commission and each stock exchange on which the Securities are listed in accordance with Section 313(d) of the Trust Indenture Act. The Company shall promptly notify the Trustee when the Securities are listed on any stock exchange and of any delisting thereof.

Section 7.04 . Reports By Company. The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act;


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provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                 ARTICLE 8
            Consolidation, Merger, Conveyance, Transfer Or Lease

Section 8.01 . Consolidation, Merger or Sale. Each of the Company and the Guarantor covenants that it will not merge or consolidate with any other corporation or sell, lease, transfer or otherwise dispose of all or substantially all of its assets to any Person, except that each of the Company and the Guarantor may merge or consolidate, or sell, lease, transfer or dispose of all or substantially all of its assets, provided that:

(1) the successor Person, if other than the Company or the Guarantor, as the case may be, shall be organized under the laws of the United States of America, any State thereof or the District of Columbia and shall assume all of the obligations of the Company or the Guarantor, as the case may be, under this Indenture and under the Securities, including all covenants applicable to the Company or the Guarantor, as the case may be, contained in this Indenture, the Securities and the Guarantees, as the case may be; and

(2) the Company, the Guarantor or the successor Person, as the case may be, shall not immediately after such merger or consolidation, or such sale, lease, transfer or other disposition, be in default under any of such obligations.
Any such assumption of obligations under this Indenture by a successor Person shall be evidenced by an indenture supplemental hereto, in form acceptable to the Trustee, executed and delivered by the successor Person to the Trustee.
The Trustee may receive and shall be fully protected in relying upon an Opinion of Counsel and Officers' Certificate as conclusive evidence that any such supplemental indenture complies with the conditions and provisions of this Article.

Section 8.02 . Successor Substituted. Upon any consolidation by the Company or the Guarantor with or merger by the Company or the Guarantor into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company or the Guarantor substantially as an entirety in accordance with
Section 8.01, the successor corporation formed by such consolidation or into which the Company or the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor under this Indenture with the same effect as if such successor corporation had been named as the Company or the Guarantor herein, and thereafter, except in the case of a lease, the


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predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities and may be liquidated and dissolved.


                                  ARTICLE 9
                           Supplemental Indentures

Section 9.01 . Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company, the Guarantor or when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(1) to evidence the succession of another Person to the Company or the Guarantor and the assumption by any such successor of the covenants of the Company or the Guarantor herein and in the Securities; or

(2) to add to the covenants of the Company or the Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or the Guarantor; or

(3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

(4) to add any additional Guarantor with respect to all or any series of Securities; or

(5) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

(6) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to


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the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding; or

(7)  to secure the Securities or the Guarantees; or

(8) to establish the form or terms of Securities and the Guarantee of any series as permitted by Sections 2.01 and 3.01; or

(9) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11; or

(10) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect.


Section 9.02 . Supplemental Indentures With Consent of Holders. With the consent of (i) the Holders of not less than a majority in principal amount of the Outstanding Securities (including, for these purposes, holders of outstanding debt securities entitled to act under the Existing Indenture) or
(ii) if less than all of the several series of Outstanding Securities are affected, the Holders of not less than a majority in principal amount of the Outstanding Securities of such series so affected, in either case by Act of said Holders delivered to the Company, the Guarantor and the Trustee, the Company and the Guarantor, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

(1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of any Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02, or change any Place of Payment where, or the coin and currency in which, any Security or any premium or interest thereon is


                                     77


payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

(2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

(3) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 10.02; or

(4) modify any of the provisions of this Section 9.02, Section 5.13 or Section 10.10, except to increase any such percentage or to provide with respect to any particular series the right to condition the effectiveness of any supplemental indenture as to that series on the consent of the Holders of a specified percentage of the aggregate principal amount of Outstanding Securities of such series (which provision may be made pursuant to Section 3.01 without the consent of any Holder) or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 10.09, or the deletion of this proviso, in accordance with the requirements of Section 6.11 and 9.01(8).

For the purposes of this Section 9.02, if the Securities of any series are issuable upon the exercise of warrants, any holder of an unexercised and unexpired warrant with respect to such series shall not be deemed to be a Holder of Outstanding Securities of such series in the amount issuable upon the exercise of such warrants.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.


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It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 9.03 . Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel of the Company stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 9.04 . Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 9.05 . Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 9.06 . Reference in Securities to Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                                 ARTICLE 10
                                  Covenants

Section 10.01 . Payment of Principal, Premium and Interest. The Company covenants and agrees for the benefit of each series of Securities that it shall duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.


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Section 10.02 .  Maintenance of Office or Agency.  The Company shall maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 10.03 . Money for Securities Payments to Be Held in Trust. If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

Whenever the Company shall have one or more Paying Agents for any series of Securities, it shall, on or prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of its action or failure so to act.

The Company shall cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall comply with the provisions of the Trust Indenture Act and:


                                     80


(1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities; and

(3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money. Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for three years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, or cause to be mailed to such Holder, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to the Company.


Section 10.04 . Corporate Existence. Subject to Article Seven, each of the Company and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that neither the


                                     81


Company nor the Guarantor shall be required to preserve any such right or franchise if the Board of Directors of the Company or the Guarantor, as the case may be, shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or the Guarantor, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 10.05 . Limitation on Liens. The Company shall not, nor shall it permit any Restricted Subsidiary to, mortgage, pledge, or create (by merger or otherwise) any lien, security interest, conditional sale or other title retention agreement or other similar encumbrances on any of the assets of the Company or any of its Restricted Subsidiaries except to secure Indebtedness to the Company or a Wholly-owned Restricted Subsidiary, without making effective provision whereby the Securities shall be secured at least equally and ratably with the Indebtedness thereby secured (for the purpose of providing such equal and ratable security the principal amount of the Securities shall mean and shall not be less than that principal amount which could be declared to be due and payable pursuant to Section 5.02 on the date of the making of such effective provision and the extent of such equal and ratable security shall be adjusted, to the extent permitted by law, as and when said principal amount changes over time pursuant to Section 5.02 and any other provision hereof) so long as any such Indebtedness is so secured, unless immediately thereafter the sum of (i) the Indebtedness to be secured, (ii) the aggregate principal amount of all outstanding Secured Indebtedness of the Company and its Restricted Subsidiaries and (iii) the unsecured Funded Debt of the Restricted Subsidiaries (exclusive of any unsecured Funded Debt or Secured Indebtedness owed to the Company or a Wholly-owned Restricted Subsidiary) does not exceed 15% of the Consolidated Net Tangible Assets; provided, however, that nothing contained in this Section shall prevent, restrict or apply to:

(i) the giving, within ninety (90) days after the acquisition or construction of such property, of any purchase money lien (including vendor's rights under purchase contracts under an agreement whereby title is retained for the purpose of securing the purchase price thereof) on property hereafter acquired or constructed and not theretofore owned by the Company or such Restricted Subsidiary, or the acquiring hereafter of property not theretofore owned by the Company or such Restricted Subsidiary subject to any then existing Mortgage securing Indebtedness (whether or not assumed), provided, however, that in each case such Mortgage is limited to such acquired or constructed property (and accretions thereto and, in the case of construction, any real property on which such construction occurs and which was unimproved at the time such construction was commenced) and that the principal amount of the Indebtedness secured by such Mortgage, together with all other Indebtedness to Persons other than the Company or a Restricted Subsidiary secured by Mortgages on such property, shall not exceed the lesser of the cost of such acquired or


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constructed property to the Company or a Restricted Subsidiary or the fair market value thereof at the time of acquisition or construction thereof by the Company or a Restricted Subsidiary, and refundings or extensions of any such Mortgage for an amount not exceeding the principal amount of the Indebtedness so refunded or extended and applying only to the same property or assets theretofore subject to such Mortgage and fixtures and building improvements thereon;

(ii) for the purpose of reimbursing itself for the cost of acquisition and/or the cost of improvement of real property, the giving by the Company or a Restricted Subsidiary of a Mortgage on such real property, which is the sole security for Indebtedness (a) incurred within three years after the date of acquisition of such real property or the date of completion of the first substantial improvements made thereon by the Company or such Restricted Subsidiary, whichever date is the later, and (b) the amount of which does not exceed the lesser of the aggregate cost of such real property and improvements or the fair market value thereof and (c) the holder of which shall be entitled to enforce payment of such Indebtedness solely by resorting to the security therefor, without any liability on the part of the Company or such Restricted Subsidiary for any deficiency;

(iii)(1) if made and continuing in the ordinary course of business, any deposit, pledge or lien as security for the performance of any contract or undertaking not directly or indirectly in connection with the borrowing of money or the securing of Indebtedness, or (2) any deposit, pledge or lien with any governmental agency required or permitted to qualify the Company or any Restricted Subsidiary to conduct business, to maintain self-insurance or to obtain the benefits of any law pertaining to workmen's compensation, unemployment insurance, old age pensions, social security or similar matters, or to obtain any stay or discharge in any legal or administrative proceedings, or (3) any mechanics', workmen's, repairmen's, materialmen's or carriers' liens or deposits or pledges to obtain the release thereof or (4) other liens, deposits or pledges similar to those referred to in subclauses (2) and (3) of this clause (iii), if made and continuing in the ordinary course of business;

(iv) any Mortgage on assets of the Company or any Subsidiary existing on the date of this Indenture or any refundings or extensions thereof for an amount not exceeding the principal amount of the Indebtedness so refunded or extended and applying only to the same property or assets theretofore subject thereto and fixtures and building improvement thereon;


                                     83


(v) liens for taxes, assessments or governmental charges or levies if such taxes, assessments, governmental charges or levies shall not at the time be due and payable, or if the same thereafter can be paid without penalty, or if the same are being contested in good faith by appropriate proceedings;

(vi) liens created by or resulting from any litigation or legal proceeding which at the time is currently being contested in good faith by appropriate proceedings; liens arising out of judgments or awards as to which the time for prosecuting an appeal or proceeding for review has not expired; leases existing on property acquired in the ordinary course of business and renewals thereof; landlords' liens on property held under lease; or any sale and leaseback transaction not otherwise prohibited by this Indenture;

(vii) easements or similar encumbrances, the existence of which do not impair the use of the property subject thereto for the purposes for which it is used;

(viii) liens and other security interests of banks on deposits, compensating balances and similar assets pursuant to local law or to customary bank note agreements not otherwise involving secured borrowing;

(ix) any other liens of a nature similar to the foregoing which are not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not materially limit the use of the property subject thereto in the operation of the business of the Company or of any Restricted Subsidiary or impair the value of such property for the purposes of such business; or

(x) any Mortgage on assets of a Restricted Subsidiary existing on the date it became a Subsidiary, or any refundings or extensions thereof for an amount not exceeding the principal amount of the Indebtedness so refunded or extended and applying only to the same property or assets theretofore subject thereto and fixtures and building improvements thereon.

If the Company shall hereafter be required to secure the Securities at least equally and ratably with any other Indebtedness pursuant to this Section, (i) the Company will promptly deliver to the Trustee an Officers' Certificate stating that such covenant has been complied with and an Opinion of Counsel stating that in the opinion of such counsel such covenant has been complied with and that any instruments executed by the Company or any Restricted Subsidiary in the performance of such covenant comply with the requirements of


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such covenant and (ii) the Trustee is hereby authorized to enter into an indenture or agreement supplemental hereto and to take such action, if any, as it may deem advisable to enable it to enforce the rights of the Holders so secured.

Section 10.06 . Payment of Taxes and Other Claims. The Company and the Guarantor will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company, the Guarantor or any Subsidiary or upon the income, profits or property of the Company, the Guarantor or any Subsidiary and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company, the Guarantor or any Subsidiary; provided, however, that the Company and the Guarantor shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

Section 10.07 . Maintenance of Properties. The Company will cause all of the properties owned or leased by the Company or any Subsidiary and used in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operating and maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

Section 10.08 . Restriction On Permitting Restricted Subsidiaries To Become Unrestricted Subsidiaries And Unrestricted Subsidiaries To Become Restricted Subsidiaries. (i) The Company will not permit any Restricted Subsidiary to be designated as or otherwise to become an Unrestricted Subsidiary unless immediately after such Restricted Subsidiary becomes an Unrestricted Subsidiary, it will not own, directly or indirectly, any capital stock of any other Restricted Subsidiary or any Mortgage on property of any other Restricted Subsidiary.

(ii) The Company will not permit any Unrestricted Subsidiary to be designated as a Restricted Subsidiary unless:

(a) at the time such Unrestricted Subsidiary becomes a Restricted Subsidiary it has outstanding no Secured Indebtedness except such Secured Indebtedness as


                                        85


the Company could permit it to become liable for immediately after becoming a Restricted Subsidiary under the provisions of Section 10.05; and

(b) the provisions of paragraph (iv) of this Section 10.08 shall be compiled with if such Unrestricted Subsidiary has previously been a Restricted Subsidiary.

(iii) The Company will not permit any Unrestricted Subsidiary which has previously been a Restricted Subsidiary to be designated as a Restricted Subsidiary unless:

(a) the provisions of paragraph (ii) of this Section 10.08 shall be complied with;

(b) neither the Company nor any of its Subsidiaries shall have sold or disposed of any capital stock of such Unrestricted Subsidiary at any time after it ceased to be a Restricted Subsidiary, except to the Company or a Wholly-owned Restricted Subsidiary or for directors' qualifying shares, unless the Company or a Wholly-owned Restricted Subsidiary has acquired the capital stock so disposed of, or unless such Unrestricted Subsidiary immediately after becoming a Restricted Subsidiary would be a Wholly-owned Restricted Subsidiary;

(c) such Unrestricted Subsidiary shall not, at any time after it ceased to be a Restricted Subsidiary, have issued or sold any shares of its Common Stock which have not thereafter been reacquired by it or acquired by the Company or a Wholly-owned Restricted Subsidiary, except such shares as the Company could have permitted such Subsidiary to issue or sell under the provisions of paragraph (i) of Section 10.08 if such Subsidiary had been a Restricted Subsidiary at all times that it has been a Subsidiary; and

(d) such Unrestricted Subsidiary shall not, at any time after it ceased to be a Restricted Subsidiary, have merged or consolidated with any other corporation unless such Unrestricted Subsidiary immediately after becoming a Restricted Subsidiary would be a Wholly-owned Restricted Subsidiary.

(iv) Promptly after the adoption of any Board Resolution designating a Restricted Subsidiary as an Unrestricted Subsidiary or an Unrestricted Subsidiary as a Restricted Subsidiary, a copy thereof shall be filed with the Trustee, together with an Officers' Certificate stating that the provisions of this Section 10.08 have been complied with in connection with such designation,


                                     86


and, in case of the designation of a Restricted Subsidiary as an Unrestricted Subsidiary, setting forth the name of each other Subsidiary (if any) which has become an Unrestricted Subsidiary as a result of such designation.

Section 10.09 . Waiver of Covenant. The Company and the Guarantor may omit in any particular instance to comply with any term, provision or condition set forth in Section 10.04 through Section 10.08 inclusive, if before the time for such compliance the Holders of (i) a majority in principal amount of the Outstanding Securities or (ii) in case less than all of the several series of Securities then Outstanding are affected by the omission, at least a majority in principal amount of the Outstanding Securities of each series so affected shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Guarantor and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

Section 10.10 . Statements as to Compliance. The Company or the Guarantor will deliver to the Trustee, within 120 days after the end of each fiscal year a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the compliance by the Company and the Guarantor with all conditions and covenants under this Indenture. For purposes of this Section 10.10, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.


                                 ARTICLE 11
                         Redemption Of Securities

Section 11.01 . Applicability of Article. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for such Securities) in accordance with this Article.

Section 11.02 . Election To Redeem; Notice To Trustee. The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 3.01 for such Securities. In case of any redemption at the election of the Company of all or less than all the Securities of any series (including any such redemption affecting only a single Security), the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the


                                     87


Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate of the Company evidencing compliance with such restriction.

Section 11.03 . Selection by Trustee of Securities to Be Redeemed. If less than all the Securities of any series with the same terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by lot or such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in the case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 11.04 . Notice of Redemption. Notice of redemption shall be given not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

Each such notice of redemption shall specify the Redemption Date, the Redemption Price, the Place or Places of Payment, that the Securities of such series are being redeemed at the option of the Company pursuant to provisions contained in the terms of the Securities of such series, if such be the case, together with a brief statement of the facts permitting such redemption, that payment will be made upon presentation and surrender of the applicable Securities, that any interest accrued to the Redemption Date will be paid as specified in said notice, and that on and after said Redemption Date any interest thereon or, in


                                     88


the case of partial redemptions, on the portions thereof to be redeemed, will cease to accrue. If less than all the Securities of any series are to be redeemed the notice of redemption shall specify the numbers of the Securities of such series to be redeemed. In case any Security of any series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the Redemption Date, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued, or, in the case of Securities providing appropriate space for such notation, at the option of the Holders, the Trustee, in lieu of delivering a new Security or Securities as aforesaid, may make a notation on such Security of the payment of the redeemed portion thereof.

Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

Section 11.05 . Deposit of Redemption Price. On or before (but in the case of payments to be made at a Place of Payment outside of the United States, its territories, possessions and areas subject to its jurisdiction, at least one Business Day before) any Redemption Date, the Company shall deposit in immediately available funds with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

Section 11.06 . Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Except as provided in the next succeeding paragraph, upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 3.01, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date as prescribed in the Security.

Section 11.07 . Securities Redeemed In Part. Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and


                                     89


the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

Section 11.08 . Mandatory Redemption. The Securities shall be mandatorily redeemable, in whole but not in part, on or before August 31, 2004, if the Company does not complete the Marshall Field's Transaction prior to that date. The Company will give the Holders of the Securities at least 20 day's prior written notice of the Redemption Date for a redemption under this provision.
The Securities will be redeemed at a redemption price of 101% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest, if any, and any other amounts due to the Redemption Date. Each such notice of redemption shall specify the Redemption Date, the Redemption Price, the Place or Places of Payment, that the Securities of such series are being redeemed pursuant to this provision, that payment will be made upon presentation and surrender of the applicable Securities, that any interest accrued to the Redemption Date will be paid as specified in said notice, and that on and after said Redemption Date will be paid as specified in such notice, and that on and after said Redemption Date any interest thereon will cease to accrue.


                                  ARTICLE 12
                     Defeasance And Covenant Defeasance

Section 12.01 . Company's Option to Effect Defeasance or Covenant Defeasance. The Company may elect, at its option at any time, to have Section 12.02 or
Section 12.03 applied to any Securities or any series of Securities, as the case may be, designated pursuant to Section 3.01 as being defeasible pursuant to
Section 12.02 or 12.03, in accordance with any applicable requirements provided pursuant to Section 3.01 and upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced or authorized by a Board Resolution or in another manner specified as contemplated by Section 3.01 for such Securities.

Section 12.02 . Defeasance and Discharge. Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, the Company and the Guarantor shall be deemed to have been discharged from their respective obligations with respect to such Securities and Guarantees of such series as provided in this Section on and after the date the conditions set forth in Section 12.04 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations


                                     90


under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities to receive, solely from the trust fund described in
Section 12.04 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (2) the Company's obligations with respect to such Securities under Sections 3.04, 3.05, 3.06, 10.02 and 10.03, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Company may exercise its option (if any) to have this Section applied to any Securities notwithstanding the prior exercise of its option (if any) to have Section 12.03 applied to such Securities.

Section 12.03 . Covenant Defeasance. Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, (1) the Company and the Guarantor shall be released from its obligations under Section 10.05 and any covenants provided pursuant to Section 3.01(21), Article 8, and Section 10.07, Section 10.08, and
Section 10.09, for the benefit of the Holders of such Securities and (2) the occurrence of any event specified in Sections 5.01(4) (with respect to any such covenants provided pursuant to Section 3.01(21), Article 8, and Section 10.07,
Section 10.08, and Section 10.09) or Section 5.01(7) shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in
Section 12.04 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company and the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 5.01(4)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

Section 12.04 . Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to the application of Section 12.02 or Section 12.03 to any Securities or any series of Securities, as the case may be:

(1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 6.09 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of


                                     91


the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations (as defined below) or, in the case of Securities denominated in a Foreign Currency, Foreign Government Securities (as defined below), which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Securities on the respective Stated Maturities, in accordance with the terms of this Indenture and such Securities.

As used herein, "U.S. Government Obligation" means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

As used herein, "Foreign Government Securities" means, with respect to Securities of any series that are denominated in a Foreign Currency, securities that are (i) direct obligations of the government that issued such currency for the payment of which obligations its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government (the timely payment of which is unconditionally guaranteed as a full faith and credit obligation of such government) which, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof.


                                     92


(2) In the event of an election to have Section 12.02 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel of the Company stating that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this
Section 12.02 and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such option had not been exercised.

(3) In the event of an election to have Section 12.03 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel of the Company to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section 12.02 and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such option had not been exercised.

(4) The Company shall have delivered to the Trustee an Officer's Certificate of the Company to the effect that all conditions precedent herein providing for the satisfaction and discharge of the entire Indebtedness on all Outstanding Securities have been complied with.

(5) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 5.01(5) and (6), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

(6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

(7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

(8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such act or exempt from registration thereunder.


                                     93


(9) The Company shall have delivered to the Trustee an Officer's Certificate of the Company and an Opinion of Counsel of the Company, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

Section 12.05 . Deposited Money, U.S. Government Obligations and Foreign Government Securities to Be Held in Trust; Miscellaneous Provisions. Subject to the provisions of the last paragraph of Section 10.03, all money, U.S. Government Obligations and Foreign Government Securities (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 12.06, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 12.04 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations or Foreign Government Securities deposited pursuant to Section 12.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money, U.S. Government Obligations or Foreign Government Securities held by it as provided in Section 12.04 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

Section 12.06 . Reinstatement. If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 12.02 or 12.03 shall be revived


                                     94


and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 12.05 with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of their obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.


                                  ARTICLE 13
                           Guarantee of Securities

Section 13.01 . Unconditional Guarantee. For good and valuable consideration receipt of which is hereby acknowledged, and intending to be legally bound hereby, the Guarantor, hereby unconditionally guarantees to each Holder of a Security of any series, authenticated and delivered by the Trustee, upon which the Guarantee is endorsed, the due and punctual payment of the principal of, premium, if any, and interest on, and any Redemption Price with respect to such Security, when and as the same shall become due and payable, whether at maturity, upon acceleration or redemption or otherwise, in accordance with the terms of such Security and of this Indenture.

The Guarantor agrees to determine, at least one Business Day prior to the date upon which a payment of principal of, premium, if any, and interest on said Security, and any Redemption Price with respect to such Security, is due and payable, whether the Company has available the funds to make such payment as the same shall become due and payable. In case of the failure of the Company to punctually pay any such principal of, premium, if any, and interest on, and any Redemption Price with respect to, such Security, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration or redemption, or otherwise, and as if such payment were made by the Company.

The Guarantor hereby agrees that its obligations hereunder shall be as principal and not merely as surety, and shall be unconditional, irrevocable, and absolute, irrespective of, and shall be unaffected by, any invalidity, irregularity, or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification, consent or indulgence granted to the Company with respect thereto (unless the same shall also be provided to the Guarantor), by the Holder of such Security or the Trustee with respect to any provisions thereof, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or of a guarantor. The Guarantor hereby waives diligence, presentment,


                                     95


demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any such Security or the indebtedness evidenced thereby, and all demands whatsoever and covenants that this Guarantee will not be discharged except by payment in full of the principal of, premium, if any, and interest on, and any Redemption Price with respect to, the Securities and the complete performance of the obligations contained in such Security and in this Guarantee.

The Guarantor shall be subrogated to all rights of the Holder of any Security against the Company in respect of all amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not, without the consent of the Holders of all of the Securities then outstanding, be entitled to enforce or to receive any payments arising out of or based upon such right of subrogation until the principal of, premium, if any, and interest on, and any Redemption Price with respect to all Securities shall have been paid in full or payment thereof shall have been provided for in accordance with said Indenture.

Notwithstanding anything to the contrary contained herein, if following any payment of principal or interest by the Company on the Securities to the holders of the Securities it is determined by a final decision of a court of competent jurisdiction that such payment shall be avoided by a trustee in bankruptcy (including any debtor-in-possession) as a preference under 11 U.S.C. Section 547 and such payment is paid by such holder to such trustee in bankruptcy, then and to the extent of such repayment, the obligations of the Guarantor hereunder shall remain in full force and effect.

The Guarantee set forth in this Article shall not be valid or become obligatory for any purpose with respect to a Security unless and until the certificate of authentication on such Security shall have been signed by the Trustee.

The Guarantee set forth in this Article is intended for the benefit of the Trustee and each of the Holders of Securities and shall be enforceable by such Trustee and such Holders.

The Guarantee set forth in this Article shall be governed by the laws of the State of New York.

Section 13.02 . Execution of Guarantee. To evidence its Guarantee to the Holders specified in Section 13.01, the Guarantor hereby agrees to execute the Guarantee in substantially the form above recited, to be endorsed on each Security authenticated and delivered by the Trustee. Each such Guarantee shall be executed on behalf of the Guarantor in a manner identical to that prescribed


                                     96


in Section 3.03 of the Indenture relating to the execution, authentication, delivery and dating of such Securities prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such Guarantee on behalf of the Guarantor.

The Guarantee set forth in this Article shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by the Trustee.

Section 13.03 . Assumption by Guarantor. The Guarantor shall assume all of the rights and obligations of the Company hereunder with respect to a series of Securities and under the Securities of such series if, upon a default by the Company in the due and punctual payment of the principal of, premium, if any, and interest on such Securities, and any Redemption Price with respect to such Securities, the Guarantor is prevented by any court order or judicial proceeding from fulfilling its obligations under Section 13.01 with respect to such series of Securities. Such assumption shall result in the Securities of such series becoming the direct obligations of the Guarantor and shall be effected without the consent of the Holders of the Securities of any series. Upon such assumption, the Company shall be released from all of its liabilities hereunder and under such Securities as obligor on the Securities of such series.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


                                     97


In Witness Whereof, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                              THE MAY DEPARTMENT STORES COMPANY

                                              By:    /s/ Jan R. Kniffen
                                              Name:  Jan R. Kniffen
                                              Title: Senior Vice President &
                                                     Treasurer


                                              THE MAY DEPARTMENT STORES COMPANY,
                                                Guarantor

                                              By:    /s/ Richard A. Brickson
                                              Name:  Richard A. Brickson
                                              Title: Secretary



                                              J.P. MORGAN TRUST COMPANY,
                                              NATIONAL ASSOCIATION, as Trustee

                                              By:    /s/ J. Morand
                                              Name:  J. Morand
                                              Title: Vice President




                                                                    ANNEX A-1

                        FORM OF TRANSFER CERTIFICATE -
                        RESTRICTED GLOBAL SECURITY TO
                   TEMPORARY REGULATION S GLOBAL SECURITY

                     REGULATION S GLOBAL NOTE CERTIFICATE
               (for transfers pursuant to Section 3.05(b)(iii)
                              of the Indenture)

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee
[address]

Re:  [title of series] of The May Department Stores Company (the "Securities")

Reference is hereby made to the Indenture, dated as of July 20, 2004 (the "Indenture"), among The May Department Stores Company (the "Company"), The May Department Stores Company (the "Guarantor") and J.P. Morgan Trust Company,
National Association, as Trustee.   Capitalized terms used but not defined
herein shall have the meanings given to them in the Indenture.

This certificate relates to U.S. $            aggregate principal amount of
Securities which are evidenced by the Restricted Global Security (CUSIP No.
        ) and held with the Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal aggregate principal amount of Securities evidenced by
the Temporary Regulation S Global Security (CUSIP No.            ), which
amount, immediately after such transfer, is to be held with the Depositary through Euroclear or Clearstream or both.

In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby further certify that:

(b)  the offer of the Securities was not made to a person in the United States;

(c)  either:

(i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or





(ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

(d) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(a) of Regulation S, as applicable;

(e) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(f) upon completion of the transaction, the beneficial interest being transferred as described above will be held with the Depositary through Euroclear or Clearstream or both.

We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding.
This certificate and the statements contained herein are made for your benefit and the benefit of the Company, the Guarantor and the Initial Purchasers of the Securities under the Purchase Agreement, dated _______ with the Company relating to the Securities. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

Dated:                                           [Insert Name of Transferor]


                                                 By:
                                                      Name:
                                                      Title:

(If the Transferor is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated.)


                                   A-1-2


                                                                   ANNEX A-2

                        FORM OF TRANSFER CERTIFICATE -
                        RESTRICTED GLOBAL SECURITY TO
                        REGULATION S GLOBAL SECURITY

                     REGULATION S GLOBAL NOTE CERTIFICATE
       (for transfers pursuant to Section 3.05(b)(iv) of the Indenture)

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee [address]

Re:  [title of series] of The May Department Stores Company (the "Securities")

Reference is hereby made to the Indenture, dated as of July 20, 2004 (the "Indenture"), among The May Department Stores Company (the "Company"), The May Department Stores Company (the "Guarantor") and J.P. Morgan Trust Company, National Association, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This certificate relates to U.S. $             aggregate principal amount of
Securities which are evidenced by the Restricted Global Security (CUSIP No.
         ) and held with the Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal aggregate principal amount of Securities evidenced by
the Regulation S Global Security (CUSIP No.          ).

In connection with such request and in respect of such Securities, the Transferor does hereby certify that:

(a) with respect to transfers made in reliance on Regulation S under the Securities Act of 1933, as amended (the "Securities Act"):

(i)  the offer of the Securities was not made to a person in the United States;

(ii)  either:

1) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or





2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

(iii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(aw) of Regulation S, as applicable; and

(iv) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; or

(b) with respect to transfers made in reliance on Rule 144 under the Securities Act, the Securities are being transferred in a transaction permitted by Rule 144 under the Securities Act.

We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company, the Guarantor and Initial Purchasers of the
Securities  under the Purchase Agreement, dated          with the Company
relating to the Securities. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

Dated:                                             [Insert Name of Transferor]


                                                   By:
                                                        Name:
                                                        Title:

(If the Transferor is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated.)


                                   A-2-2


                                                                 ANNEX B

                        FORM OF TRANSFER CERTIFICATE -
                  TEMPORARY REGULATION S GLOBAL SECURITY OR
                  REGULATION S GLOBAL SECURITY TO RESTRICTED
                               GLOBAL SECURITY

                     RESTRICTED GLOBAL NOTE CERTIFICATE
        (for transfers pursuant to Section 3.05(b)(v) of the Indenture)

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee
[address]

Re:  [title of series] of The May Department Stores Company (the "Securities")

Reference is hereby made to the Indenture, dated as of July 20, 2004 (the "Indenture"), among The May Department Stores Company (the "Company"), The May Department Stores Company (the "Guarantor") and J.P. Morgan Trust Company, National Association, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This certificate relates to U.S. $                   aggregate principal amount
of Securities which are evidenced by the Temporary Regulation S Global Security
or the Regulation S Global Security (CUSIP No.           ) and held with the
Depositary through Euroclear or Clearstream or both in the name of [insert name of transferor] (the "Transferor") during the Restricted Period. The Transferor has requested a transfer of such beneficial interest in the Securities to a Person that will take delivery thereof in the form of an equal principal amount
of Securities evidenced by the Restricted Global Security (CUSIP No.          ).

In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended, and accordingly the Transferor does hereby further certify that the Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A and the Securities have been transferred in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.





We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company, the Guarantor and the Initial Purchasers of the
Securities under the Purchase Agreement, dated                with the Company
relating to the Securities.

Dated:                                              [Insert Name of Transferor]


                                                    By:
                                                         Name:
                                                         Title:

(If the Transferor owner is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated.)


                                    B-2


                                                                  ANNEX C-1

              FORM OF CERTIFICATION TO BE GIVEN BY HOLDERS OF
              BENEFICIAL INTEREST IN A TEMPORARY REGULATION S
                GLOBAL SECURITY TO EUROCLEAR OR CLEARSTREAM

                       OWNER SECURITIES CERTIFICATION

[EUROCLEAR BANC S.A./N.V.,
  as Operator of the Euroclear
  Clearance System] [or] CLEARSTREAM BANKING,
  SOCIETE ANONYME, LUXEMBOURG]

Re:  [title of series] of The May Department Stores Company (the "Securities")

Reference is hereby made to the Indenture, dated as of July 20, 2004 (the "Indenture"), among The May Department Stores Company (the "Company"), The May Department Stores Company (the "Guarantor") and J.P. Morgan Trust Company, National Association, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This certificate relates to U.S. $                  aggregate principal amount
of Securities which are evidenced by the Temporary Regulation S Global Security
(CUSIP No.           ) and held with the Depositary through Euroclear or
Clearstream or both in the name of [insert name of holder] (the "Holder").

In respect of such Securities, the Holder does hereby certify that as of the date hereof, the above-captioned Securities are beneficially owned by non-U.S. Persons and are not held for purposes of resale directly or indirectly to a U.S. Person or to a person within the United States or its possessions.

As used herein, "United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia. As used herein, U.S. Person has the meaning assigned to it in Rule 902 under the Securities Act of 1933, as amended.

We undertake to advise you immediately by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

We understand that this certification is required in connection with certain securities laws in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Company, the Guarantor and the Initial Purchasers of the Securities under
the Purchase Agreement, dated            with the Company relating to the
Securities.

Date:

                                           [Name of Person Making Certification]


                                   C-1-2


                                                                 ANNEX C-2

                     FORM OF CERTIFICATION TO BE GIVEN
                  BY THE EUROCLEAR OPERATOR OR CLEARSTREAM,
                               SOCIETE ANONYME

                    DEPOSITARY SECURITIES CERTIFICATION

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee
[address]

Re:  [title of series] of The May Department Stores Company (the "Securities")

Reference is hereby made to the Indenture, dated as of July 20, 2004 (the "Indenture"), among The May Department Stores Company (the "Company"), The May Department Stores Company (the "Guarantor") and J.P. Morgan Trust Company, National Association, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect
set forth in the Indenture, as of the date hereof, $            aggregate
principal amount of the above-captioned Securities are beneficially owned by non-U.S. Persons and are not held for purposes of resale directly or indirectly to a U.S. Person or to a person within the United States or its possessions.
As used herein, "United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia. As used herein, U.S. Person has the meaning assigned to it in Rule 902 under the Securities Act of 1933, as amended.

We further certify (i) that we are not making available herewith for exchange any portion of the Temporary Regulation S Global Security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.





We understand that this certification is required in connection with certain securities laws of the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Company, the Guarantor and the Initial Purchasers of the Securities under
the Purchase Agreement, dated              with the Company relating to the
Securities.

Dated:


                                               By:
                                                    [EUROCLEAR BANC SA/N.V., as
                                                    Operator of the Euroclear
                                                    Clearance System] [or]
                                                    [CLEARSTREAM BANKING,
                                                    SOCIETE ANONYME LUXEMBOURG]


                                   C-2-2


                                                                 ANNEX C-3

                   FORM OF CERTIFICATION TO BE GIVEN BY
                  TRANSFEREE OF BENEFICIAL INTEREST IN A
                  TEMPORARY REGULATION S GLOBAL SECURITY
                       AFTER THE RESTRICTED PERIOD

                   TRANSFEREE SECURITIES CERTIFICATION

[EUROCLEAR BANC S.A./N.V.,
 as Operator of the Euroclear
 Clearance system] [or] [CLEARSTREAM BANKING,
 SOCIETE ANONYME, LUXEMBOURG]

Re:  [title of series] of The May Department Stores Company (the "Securities")

Reference is hereby made to the Indenture, dated as of July 20, 2004 (the "Indenture"), among The May Department Stores Company (the "Company"), The May Department Stores Company (the "Guarantor") and J.P. Morgan Trust Company, National Association, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

For purposes of acquiring a beneficial interest in the Temporary Regulation S Global Security, the undersigned certifies that it is not a U.S. Person as defined by Regulation S under the Securities Act of 1933, as amended.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you in which we intend to acquire a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company, the Guarantor and the Initial Purchasers of the
Securities under the Purchase Agreement, dated          with the Company
relating to the Securities.

Dated:

                                        By:
                                             As, or as agent for, the beneficial
                                             acquiror of the Securities to which
                                             this certificate relates.



                                                                    ANNEX D-1

                      FORM OF TRANSFER CERTIFICATE -
                     NON-GLOBAL RESTRICTED SECURITY TO
                       RESTRICTED GLOBAL SECURITY

                     RESTRICTED GLOBAL NOTE CERTIFICATE
      (for transfers pursuant to Section 3.05(b)(vi) of the Indenture)

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee
[address]

Re:  [title of series] of The May Department Stores Company (the "Securities")

Reference is hereby made to the Indenture, dated as of July 20, 2004 (the "Indenture"), among The May Department Stores Company (the "Company"), The May Department Stores Company (the "Guarantor") and J.P. Morgan Trust Company, National Association, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This certificate relates to $          aggregate principal amount of Securities
held in definitive form (CUSIP No.       ) by [insert name of transferor] (the
"Transferor"). The Transferor has requested a transfer of such Securities to a Person that will take delivery in the form of an equal principal amount of
Securities evidenced by the Restricted Global Security (CUSIP No.             ).

In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended, and accordingly the Transferor does hereby further certify that the Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A and the Securities have been transferred in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company, the Guarantor and the Initial Purchasers of the
Securities under the Purchase Agreement, dated          with the Company
relating to the Securities.

Dated:                                              [Insert Name of Transferor]

                                                    By:
                                                         Name:
                                                         Title:


                                   D-1-2


                                                                   ANNEX D-2
                     FORM OF CERTIFICATE - NON-GLOBAL
                RESTRICTED SECURITY TO REGULATION S GLOBAL
                    SECURITY OR TEMPORARY REGULATION S
                             GLOBAL SECURITY

                   REGULATION S GLOBAL NOTE CERTIFICATE
      (for transfers pursuant to Section 3.05(b)(vi) of the Indenture)

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee
[address]

Re:  [title of series] of The May Department Stores Company (the "Securities")

Reference is hereby made to the Indenture, dated as of July 20, 2004 (the "Indenture"), among The May Department Stores Company (the "Company"), The May Department Stores Company (the "Guarantor") and J.P. Morgan Trust Company, National Association, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This certificate relates to $             aggregate principal amount of
Securities held in definitive form (CUSIP No.       ) by [insert name of
transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such Securities to a Person that will take delivery in the form of an equal principal amount of Securities evidenced by the Regulation S Global
Security or the Temporary Regulation S Global Security (CUSIP No.            ).

In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with (a) Rule 903 or Rule 904 under the Securities Act of 1933, as amended (the "Act"), or (b) Rule 144 under the Act, , if available, and accordingly the Transferor does hereby further certify that:

(a)  if the transfer has been effected pursuant to Rule 903 or Rule 904:

(i)  the offer of the Securities was not made to a person in the United States;

(ii)  either:

1)  at the time the buy order was originated, the transferee was outside the





United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

(iii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

(iv) the transaction is not part of a plan or scheme to evade the registration requirements of the Act; and

(v) if such transfer is to occur during the Restricted Period, upon completion of the transaction, the beneficial interest being transferred as described above was held with the Depositary through [Euroclear] [Clearstream]; or

(b)  if the transfer has been effected pursuant to Rule 144:

(i) more than two years has elapsed since the date of the closing of the initial placement of the Securities pursuant to the Purchase Agreement, dated
        , among the Company, the Guarantor and the representatives of the several purchasers named therein; and

(ii) the Securities have been transferred in a transaction permitted by Rule 144 and made in accordance with any applicable securities laws of any state of the United States.

We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company, the Guarantor and the Initial Purchasers of the
Securities under the Purchase Agreement, dated         with the Company
relating to the Securities.


                                   D-2-2


Dated:                                            [Insert Name of Transferor]


                                                  By:
                                                       Name:
                                                       Title:


                                   D-2-3


                                                                   ANNEX E

                 INSTITUTIONAL ACCREDITED INVESTOR LETTER

The May Department Stores Company
611 Olive Street
St. Louis, Missouri 63101

[Insert name and address of initial purchasers]

J.P. Morgan Trust Company, National Association
[address]


Ladies and Gentlemen:

In connection with our proposed purchase of [title of securities] (collectively, the "Notes") of The May Department Stores Company (the "Issuer"), we confirm that:

1.  We are an "accredited investor" (as defined in Rule 501(a) (1), (2), (3) or
(7) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), purchasing for our own account, and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we are able to bear the economic risk of our investment.

2. We understand and acknowledge that the Notes have not been registered under the Securities Act or any other applicable securities law, and that the Notes may not be offered or sold except as permitted in the following paragraphs.
We agree that if we should sell any Notes, we will do so only (A) to the Issuer or any subsidiary thereof, (B) pursuant to an effective registration statement under the Securities Act, (C) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (D) outside the Untied States in accordance with Rule 904 of Regulation S under the Securities Act, (E) to an institutional accredited investor (as defined in the indenture governing the notes (the "Indenture")) that, prior to such transfer, furnishes to the trustee under the Indenture a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Notes (the form of which letter can be obtained from the trustee) and in a principal amount of at least $250,000, or (F) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available) or any other available exemption from the registration requirements of the Securities Act, and we further agree to provide to any person purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein.






3. We understand that, on any proposed resale of any Notes, we may be required to furnish to the Issuer and the trustee a legal opinion satisfactory to them and such certifications and other information as the Issuer may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

4. We are acquiring the Notes for investment purposes and not with a view to distribution thereof or with any present intention of offering or selling any Notes, except as permitted above.

You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereto to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                                 Very truly yours,

                                                 By:
                                                      Name:
                                                      Title:
                                                      Date:

Notes to be Purchased:
$         principal amount of the $       Notes


                                    E-2


                                                                   ANNEX F

                    FORM OF INSTRUCTION FOR EXCHANGE
       (For use prior to the exchange of a Temporary Regulation S for one or more Restricted Securities.)

                        EXCHANGE INSTRUCTIONS

                 THE MAY DEPARTMENT STORES COMPANY
                [title of series] (the "Securities")

Pursuant to Section 3.05(b)(vii)(2) of the Indenture, dated as of July 20, 2004 (the "Indenture"), among The May Department Stores Company (the "Company"), The May Department Stores Company (the "Guarantor") and J.P. Morgan Trust Company, National Association, as Trustee, [Name of Initial Purchaser] hereby requests
that U.S.$             aggregate principal amount of the above-captioned
Securities held by you for our account in the Temporary Regulation S Security
(CUSIP No.        ) (as defined in the Indenture) be exchanged for one or more
Restricted [Global] Securities [(CUSIP No.        )] in the denominations and
registered in the names of the holders requested as set forth below:

Denominations     Registered Name





Dated:               [Name of Initial Purchaser]

                     By:


                                    F-1